                                                                    EXHIBIT 10.6

                          CERTIFICATE OF THE SECRETARY

                     REGARDING THE ADOPTION OF A RESOLUTION

                          BY THE BOARD OF DIRECTORS OF

                       APPLIED MICRO CIRCUITS CORPORATION

                           APPROVING AND ADOPTING THE

           401(k) PROFIT SHARING PLAN AND TRUST AGREEMENT, AS AMENDED

                            * * * * * * * * * * * *

     WHEREAS, Applied Micro Circuits Corporation, (the "Employer"), has had in effect the Applied Micro Circuits Corporation 401(k) Employee Savings & Retirement Plan ("Plan") and its corresponding trust ("Trust") effective as of April 1, 1985, and said Plan and Trust have been amended from time to time subsequent to adoption; and

     WHEREAS, due to the enactment of the Tax Reform Act of 1986, and subsequent legislation and regulations affecting retirement plans, the Board of Directors is of the opinion that the said Plan and Trust should be amended and restated in their entireties, for the purposes of clarity and continuity; and

     WHEREAS, there have been presented to this meeting a form of Code Section 401(k) profit sharing plan and trust agreement representing amendments and restatements in their entireties of the Plan and Trust previously adopted and in effect, and said Plan and Trust, as amended, contains all the changes required by law, and the Board of Directors is of the opinion that the Plan and the Trust should be adopted.

     NOW, THEREFORE, BE IT RESOLVED that the 401(k) Profit Sharing Plan and the Trust agreement, as amended, in substantially the forms presented to this meeting and heretofore considered and discussed, copies of which the Secretary of the Employer is hereby authorized and directed to annex to the minutes of this meeting and which are hereby made a part of the record thereof, be and the same are hereby adopted by the Employer; and

     BE IT FURTHER RESOLVED that a duly authorized Officer and representative of the Employer be, and are hereby, authorized and directed to execute said Plan and Trust for and on behalf of the Employer, and to do and perform such other acts as may be necessary or convenient to establish said Plan and Trust and to place them in operation in accordance with all of their terms; and

     BE IT FURTHER RESOLVED that the Secretary of the Employer be and is hereby authorized, whenever necessary or convenient, to prepare true and correct copies of said Plan or Trust, and of this Resolution, to certify the correctness of the same; and

     BE IT FURTHER RESOLVED that the President or Vice President and Secretary of the Employer be and are hereby authorized and directed to take such action and follow such procedure as may be necessary or proper for the Employer to secure the approval of said Plan and Trust by the Commissioner of Internal Revenue; and

     BE IT FURTHER RESOLVED that in order to carry out the provisions of this Plan, Applied Micro Circuits Corporation shall be named to act as Plan Administrator as provided for by said Plan and Trust; and

     BE IT FURTHER RESOLVED that the Board of Directors of the Employer hereby gives to the Plan Administrator(s) the full authority and duty to direct the investment and management of all trust assets; and

     BE IT FURTHER RESOLVED that the Board of Directors of this Employer be, and is hereby, authorized to accept the resignation of any Plan Administrator and to appoint a replacement therefore; and

     BE IT FURTHER RESOLVED that the Trustee(s) pursuant to the Retirement Trust Agreement shall be:

                          T. Rowe Price Trust Company

said Trustee(s) shall signify acceptance of this appointment by execution of the Retirement Trust Agreement.

                            * * * * * * * * * * * *

     I, Joel Holliday, Secretary (or duly representative) of Applied Micro Circuits Corporation, do hereby certify that the foregoing Resolution was duly adopted and that the same is now in full force and effect, and has not been altered, amended, or revoked.

DATED THIS 31 day of December, 1995.




                                            By: /s/ JOEL HOLLIDAY
                                                -----------------------------
                                                Joel Holliday


                                            TITLE: V.P. Finance & Administration
                                                   -----------------------------

        APPLIED MICRO CIRCUITS CORPORATION 401(k) EMPLOYEE SAVINGS AND
                                RETIREMENT PLAN

                                    PREAMBLE

     THIS AGREEMENT is made and entered into by Applied Micro Circuits Corporation (hereinafter referred to as "Employer").

     The Employer desires to provide its Eligible Employees with a method of saving money for their security upon retirement, disability, or death.

     The Applied Micro Circuits Corporation 401(k) Employee Savings and Retirement Plan is hereby created for the sole and exclusive benefit of Eligible Employees and their Beneficiaries. The Plan, and the Trust described in the Plan, are designed and intended to qualify under the appropriate provisions of the Internal Revenue Code and the appropriate State or Territory Taxation Code.

                               401k SAVINGS PLAN

                                     INDEX
                                     -----

ARTICLE                                                                  PAGE
-------                                                                  ----

                                  ARTICLE ONE

                              ELECTIVE PROVISIONS

1.1  PLAN INFORMATION AND DEFINITIONS

     (a)  PLAN shall mean the APPLIED MICRO CIRCUITS CORPORATION 401(k) EMPLOYEE
          ----
SAVINGS AND RETIREMENT PLAN.

     (b)  EFFECTIVE DATE shall mean January 1, 1995 for the restated Plan, the
          --------------
initial Effective Date of which was April 1, 1985.

          Notwithstanding the foregoing, in the case of restatements for the Tax Reform Act of 1986, the provisions of the Plan, generally, shall be applicable to Plan Years commencing after 1988, except to the extent that an earlier effective date is required pursuant to statute, Treasury Regulation, or as stated in the Plan document.

     (c)  PLAN ADMINISTRATOR shall mean the Employer.
          ------------------

     (d)  PLAN YEAR shall mean the twelve (12)-consecutive month period
          ---------
commencing on January 1st, and ending on December 31st.

     (e)  LIMITATION YEAR shall be the same as the Plan Year.
          ---------------

     (f)  HOUR OF SERVICE, for all Employees covered under the Plan, shall be
          ---------------
determined on the basis of actual hours for which an Employee is paid, or entitled to payment.

     (g)  LOOK BACK YEAR shall mean prior Plan Year.
          --------------

     (h)  TOTAL DISABILITY shall be defined as a physical or mental condition
          ----------------
which totally and presumably prevents the Participant from engaging in any substantial gainful employment, determined on the basis of a medical examination by a doctor, or clinic which is satisfactory to the Administrator.

1.2  PARTICIPATION

     (a)  ELIGIBILITY REQUIREMENTS.  An Eligible Employee shall mean any
          ------------------------
Employee of the Employer who meets the eligibility requirements set forth below.

          An Employee shall satisfy the eligibility requirements upon attaining age eighteen (18) and completing three (3) Months during which an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

     (b)  ELIGIBILITY REQUIREMENT FOR EMPLOYEE DEFERRALS.  An Employee may elect
          ----------------------------------------------
to make deferrals upon the completion of 3 Months of Service during which such Employee shall not be required to complete any specified number of Hours of Service.

                                      1-1

          Employees of Affiliated Employers shall not participate in the Plan.

     (c)  ELIGIBILITY COMPUTATION PERIODS shall mean the Initial Eligibility
          -------------------------------
Computation Period, which is the twelve (12) consecutive month period beginning with the date upon which an Employee first performs an Hour of Service for the Employer, and the Subsequent Eligibility Computation Period which shall mean the Plan Year which includes the first anniversary of the commencement of the twelve
(12) consecutive month period beginning with the date upon which an Employee first performs an Hour of Service for the Employer, and, where additional periods are necessary, succeeding Plan Years.

     (d)  ENTRY DATE shall be the date an Eligible Employee commences
          ----------
participation in the Plan, and shall mean first day of the month coinciding with, or next following the Participant's satisfaction of the Eligibility Requirements of the Plan, or the date required under the provisions of Section 3.7.

1.3  EMPLOYER CONTRIBUTIONS, ALLOCATIONS AND ALLOCATION LIMITS

     (a)  COMPENSATION shall mean the total compensation paid to each
          ------------
Participant.

          Compensation shall be based on the Plan Year.

          Compensation for the first year of participation shall be recognized as of the first day of the Plan Year which includes the Participant's Entry Date.

          Compensation and "414(s) Compensation" shall not include compensation which is not currently includable in the Participant's income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B), or 403(b).

     (b)  EMPLOYEE DEFERRALS
          ------------------

          A Participant may elect to defer from one percent (1%) to twenty percent (20%) of his Compensation into the Trust each Plan Year.

          Bonuses, paid within two and one-half months after the end of the Plan Year, shall not be subject to elective deferral for the prior Plan Year, but shall be included in the definition of Compensation for purposes of determining the percentage of salary deferrals for the year in which such bonus was received.

          (1)  COMMENCEMENT OF EMPLOYEE DEFERRALS
               ----------------------------------

               A Participant may begin to defer Compensation upon electing to make payroll deductions, beginning with the next payroll period coincident with, or following each Entry Date.

                                      1-2

     (2)  CHANGE OF EMPLOYEE DEFERRAL AMOUNTS
          -----------------------------------

              (i) A Participant may increase the rate of his deferral on February 1st, May 1st, August 1st and November 1st of each Plan Year.

              (ii) A Participant may decrease the rate of his deferral on the same date(s) as he may increase deferrals.

              (iii) A Participant may stop his deferral anytime during the Plan Year.

              (iv) In order to make a requested change in the deferral rate in a timely manner, the Administrator must be given at least ten (10) working days notice of any changes in deferral percentage.

     (c)  MATCHING CONTRIBUTIONS
          ----------------------

          (1) EMPLOYER MATCHING CONTRIBUTIONS
              -------------------------------

          The Employer may make a Matching Contribution equal to a percent of the Participant's Employee deferrals, subject to the limitations set forth in
Section 1.3(c)(2). This percentage will be determined at the beginning of each Plan Year.

          (2) LIMITATIONS ON MATCHING CONTRIBUTIONS
              -------------------------------------

          Matching Contributions, on behalf of any Participant each year, shall be limited to a certain dollar amount, subject to the limitations set forth in Article Four, Section 4.12. This dollar amount will be set at the beginning of each Plan Year.

          (3) EMPLOYEES ELIGIBLE TO RECEIVE A MATCHING CONTRIBUTION
              -----------------------------------------------------

          All Participants who elect to make deferrals shall be entitled to receive an allocation of Matching Contributions, subject to the provisions of
Section 1.3(c)(4) and Section 4.12 of the Plan.

          (4) ELIGIBILITY FOR MATCHING CONTRIBUTIONS
              --------------------------------------

              In order to receive a Matching Contribution, a Participant must elect to make Employee Deferrals, and shall share in the allocation regardless of the number of Hours of Service completed in the Plan Year.

              If, by the Participants not sharing in Employer Matching Contributions, or forfeitures (if any) of such contributions for the Plan Year, the Plan would fail to meet the coverage requirements of Code Section 410(b)(1) for the Plan Year, then, subject to Section 4.18(b), and within the provisions of Code Section 401(b), the members of the group of Participants, previously specified in this Section as not sharing in Employer Contributions, shall share in Employer Contributions for the Plan Year as follows: the minimum number required to meet the coverage tests under Code Section 410(b)(1) shall be eligible to receive an allocation

                                      1-3
based on their number of Hours of Service credited during the Plan Year, ranked in descending order. If more than one individual receives credit for the lowest number of Hours of Service for which any individual must be covered in order to meet the coverage tests, then all individuals receiving credit for exactly that number of Hours of Service shall share in the allocation of Employer Contributions.

          (5)  FORFEITURES OF MATCHING CONTRIBUTIONS
               -------------------------------------

               All forfeitures of Matching Contributions shall be used to reduce Employer contributions.

          (6)  TIMING OF FORFEITURES OF MATCHING CONTRIBUTIONS
               -----------------------------------------------

          Forfeitures of Matching Contributions shall occur immediately upon the distribution of benefits from the Plan to the Participant, subject to the requirements of Article Eleven.

     (d)  EMPLOYER NON-ELECTIVE CONTRIBUTIONS (discretionary)
          ---------------------------------------------------

          Non-elective (discretionary) Contributions shall not be made to the Plan.

          QUALIFIED NON-ELECTIVE CONTRIBUTIONS
          ------------------------------------

          Qualified Non-elective Contributions may be made in accordance with
Section 4.14 of the Plan.

          ELIGIBILITY TO RECEIVE AN ALLOCATION OF QUALIFIED NON-ELECTIVE
          --------------------------------------------------------------
          CONTRIBUTIONS
          -------------

          In order to receive an allocation of Qualified Non-elective Contributions, a Participant must complete 1,000 Hours of Service during a Plan Year.

     (e)  EMPLOYEE VOLUNTARY (AFTER-TAX) CONTRIBUTIONS:
          --------------------------------------------

          Employee Voluntary (after-tax) Contributions shall be permitted, up to the maximum allowable, as set forth in the Plan. Such contributions shall be collected through either payroll deductions, or by direct contributions from Participants.

     (f)  ROLLOVERS FROM QUALIFIED PLANS:
          ------------------------------

          Rollovers from other qualified plans, shall be allowed from any Employee, even if not a Participant.

     (g)  TRANSFERS FROM QUALIFIED PLANS:
          ------------------------------

          Transfers from other qualified plans, shall be allowed from any Employee, even if not a Participant, but must be distributed in a form permitted by the Plan.

                                      1-4

     (h)  VALUATION RELATED INFORMATION
          -----------------------------

          (1)  DEPOSIT OF EMPLOYER CONTRIBUTIONS
               ---------------------------------

               The Employer shall deposit Employer Contributions into the Trust each pay period, or on a more frequent basis at the discretion of the Employer.


          (2)  ALLOCATION DATE(S)
               ------------------

               Employer contributions shall be allocated on the same date as such contributions are deposited, as described in Section 1.3(h)(1).

          (3)  GUARANTEED RATE OF RETURN
               -------------------------

               There shall be no guaranteed rate of return in the Plan. Investment returns shall be based on actual earnings of the Trust.

          (4)  VALUATIONS PER YEAR
               -------------------

               On an annual basis (or more frequently at the discretion of the Plan Administrator), a valuation shall be performed subject to the provisions of
Section 4.18(d) .

     (i)  FAILSAFE ELECTION FOR CODE SECTION 415 LIMITS
          ---------------------------------------------

          If any Participant in the Plan is also covered by one or more qualified retirement plans, a welfare benefit fund, as defined in Code Section 419(e), an individual medical account, as defined in Code Section 415(l)(2), which are maintained, or considered to be maintained by the Employer, then the following method shall be used in regard to the treatment of Annual Additions with respect to any Participant in the Plan.

          No participant has ever been covered by one, or more qualified plans maintained by this Sponsoring Employer.

     (j)  MINIMUM TOP-HEAVY ALLOCATIONS:  Contributions and forfeitures, to
          -----------------------------
equal 3% of each non-Key Employee's Compensation, shall be allocated to the Employee's account when the Plan is Top-Heavy, subject to the contribution allocations to Key Employees.

     (k)  MINIMUM BENEFITS FOR COMBINATION PLANS
          --------------------------------------

          For Employers who maintain both defined benefit and defined contribution plans:

          The Minimum Top-Heavy Allocation, referenced in Section 1.3(j), shall be provided by this Plan.

          For Employers who maintain two or more defined contribution plans, the Minimum Top-Heavy Allocation, referenced in Section 1.3(j), shall be provided under this Plan.

                                      1-5

          The term "Present Value" shall refer to the Account Balance(s) of each Participant in the Plan, as the Employer does not maintain a Defined Benefit Pension Plan.

1.4  VESTING OF EMPLOYER CONTRIBUTIONS


     (a)  VESTING COMPUTATION PERIOD shall mean the twelve (12) consecutive
          --------------------------
month period  with the Plan Year.


     (b)  VESTING SCHEDULE
          ----------------

          (1) Each Participant shall have a fully vested, nonforfeitable interest in his Employee Deferral Account.

          (2) Matching Contributions shall become vested in accordance with the following vesting schedule:


               Years of Counted Service           Vested Percentage
               ------------------------           -----------------

                 Less than 1 year                        0%
                         1                              20%
                         2                              40%
                         3                              60%
                         4                              80%
                   5 or more years                     100%

     (3)  TOP-HEAVYVESTING SCHEDULE, for years in which the Plan is Top-Heavy,
          -------------------------
and all years thereafter, shall be determined on the basis of:

          The same vesting schedule as the non Top-Heavy vesting schedule.

     (4)  COUNTED YEARS OF SERVICE FOR VESTING:
          ------------------------------------

          All of an Employee's Years of Service with the Employer are counted to determine the vested percent of the Employee's Account Balance derived from Employer Contributions.

1.5   DISTRIBUTION OF BENEFITS

     (a)  NORMAL RETIREMENT AGE shall mean age sixty-five (65).
          ---------------------

     (b)  NORMAL RETIREMENT or NORMAL RETIREMENT DATE shall mean the first day
          -----------------    ----------------------
of the Participant's Normal Retirement Age.

     (c)  EARLY RETIREMENT AGE shall not be applicable to the Plan.
          --------------------

     (d)  EARLY RETIREMENT DATE shall not be applicable to the Plan.
          ---------------------

                                      1-6

     (e)  FORM OF DISTRIBUTIONS:
          ---------------------

          Distributions shall be made in a form such as lump sum distributions, installments, a form of annuity, or another payment form of the Participant's choosing.

          Further, distributions shall be made in cash and/or property.


     (f)  DISTRIBUTIONS UPON DEATH, as set forth in Article Thirteen, shall be
          ------------------------
made pursuant to the election of the Participant, or Beneficiary.


     (g)  AMOUNT OF DISTRIBUTION UPON TERMINATION OR RETIREMENT:
          -----------------------------------------------------

          The Participant shall be eligible to receive a distribution of the vested portion of his Account, and the balance of any other accounts of such Participant.

     (h)  CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION:
          ---------------------------------------------

          At the Participant's election, immediate distributions shall be made as soon as administratively feasible.

     (i)  IN-SERVICE DISTRIBUTIONS - WITHDRAWAL OF EMPLOYER CONTRIBUTIONS shall
          ---------------------------------------------------------------
be allowed.

     (j)  PRE-RETIREMENT DISTRIBUTIONS shall be permitted if the Participant is
          ---------------------------
100% vested, and has reached the age of 59-1/2. The Participant may request a distribution of his Account Balance without terminating employment. The Participant may take distributions from the following Participant's Account(s):

          All Accounts.

     (k)  HARDSHIP DISTRIBUTIONS:
          ----------------------

          Participants may request a distribution based on financial hardship, subject to the provisions of Section 11.9 of the Plan. This distribution shall only be permitted from a Participant's Employee Deferral Account.

     (1)  The LIFE EXPECTANCIES of the Participant, and the Participant's spouse
              -----------------
should the Participant (or spouse) so elect under Article Eleven of the Plan, shall be recalculated pursuant to Code Section 401(a)(9)(D).

1.6  MISCELLANEOUS

     (a)  PARTICIPANT DIRECTED ACCOUNTS:
          -----------------------------

          Participants shall be permitted to direct the investment of their accounts regardless of the Participant's vested interest in the Plan.

                                      1-7

          The Administrator shall establish rules and shall provide information about the fund(s) currently being offered, and their past performance.


     (b)  LOANS TO PARTICIPANTS:
          ---------------------

          Participants shall be permitted to borrow from the Trust, pursuant to the provisions of the loan policy. Monies repaid shall be directly credited to the Participants' accounts.


     (c)  LIFE INSURANCE:
          --------------

          The purchase of life insurance shall not be allowed.

                                      1-8

                                  ARTICLE TWO

                                  DEFINITIONS

2.1  ACCOUNT BALANCE shall mean the balance of the Participant's Account which
     ---------------
shall be the accrued benefit.

2.2  ADMINISTRATIVE COMMITTEE, COMMITTEE OR PLAN ADMINISTRATOR shall mean the
     ---------------------------------------------------------
individual, individuals or Employer specified in Article One, Section 1.1(c) appointed to act in accordance with the provisions of Article Six hereof.

2.3  AGGREGATION GROUP shall mean (i) each plan of the Employer in which a Key
     -----------------
Employee is a Participant, and (ii) each other plan of the Employer which enables any plan described in subsection (i) above to meet the requirements of Sections 401(a)(4) or 410 of the Code. The Employer may treat any plan not required to be included in an Aggregation Group under subsections (i) and (ii) above, as being a part of such group if such group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plan being taken into account. Collectively-bargained plans that include a Key Employee of the Employer must be included in the required Aggregation Group for that Employer.

2.4  ANNIVERSARY DATE shall mean the last day of the Plan Year.
     ----------------

2.5  ANNUAL ADDITIONS:  For Plan Years beginning on or after January 1, 1987,
     ----------------
the sum of the following amounts credited to a Participant's Account for the Limitation Year:

     (i)   Employer Contributions (including Employee Deferrals),

     (ii)  Employee (after-tax) Contributions,

     (iii) Forfeitures, and

     (iv) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer are treated as Annual Additions to a defined contribution plan.

     For this purpose, any excess amount applied under Sections 4.19(d) or 4.19(k) in the Limitation Year to reduce Contributions will be considered Annual Additions for such Limitation Year.

     2.6  BENEFICIARY shall mean the recipient selected by a Participant to
          -----------
receive death benefits from the Participant's Account. If a Participant fails to designate a Beneficiary, the Committee shall be empowered to designate a Beneficiary or Beneficiaries from among the

                                      2-1
following persons and in the following order: (1) spouse at time of death; (2) natural and adopted children; (3) parents; (4) brothers, sisters, nieces and nephews; (5) estate of the Participant. Neither the Employer nor the Trustee shall be named as Beneficiary.

     2.7  BREAK IN SERVICE shall mean a Vesting Computation Period, Eligibility
          ----------------
Computation Period, or other relevant twelve (12) consecutive month period (computation period) during which the Participant does not complete more than five hundred (500) Hours of Service with Employer.

     2.8  CODE shall mean the Internal Revenue Code of 1986 as amended.
          ----

     2.9  COMPENSATION shall mean a Participant's compensation as specified by
          ------------
the Employer in Section 1.3(a). For any self-employed individual covered under the Plan, Compensation will mean Earned Income.

          For purposes of Section 1.3(a), "415 COMPENSATION" shall mean the 415 Safe Harbor Compensation as defined in Section 4.19(m), "W-2 EARNINGS" shall mean wages as defined in Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment for the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2), "TOTAL COMPENSATION" shall mean wages as defined in Section 3121(a) of the Code for purposes of calculating social security taxes but determined without regard to the wage base limitation in
Section 3121(a)(1), the limitations on the exclusions from wages in Section 3121(a)(5)(C) and (D) for employee elective deferrals and payments by reason of salary reduction agreements, the special rules in Code Section 3121(v), any rules that limit covered employment based on the type or location of an employee's employer, and any rules that limit the remuneration included in wages based on familial relationship or based on the nature or location of the employment or the services performed (such as the definition of employment in Code Section 3121(b)(1) through (20).

          As an alternative to the definition of Compensation provided in
Section 1.3(a), an Employer may, by written resolution or certificate, elect to use the definition contained in Internal Revenue Temporary Regulation 1.414(s)- 1T(c)(3) which is a safe-harbor alternative definition." Compensation, using this safe-harbor definition, shall mean compensation as defined in Code Section 415(c)(3) or the "415 Safe Harbor Compensation" defined in Section 4.8(m) of the Plan reduced by all of the following: reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits. The foregoing safe-harbor definition shall not be used to determine the Compensation of a self-employed individual.

          As an alternative to the definition of "W-2 EARNINGS" as stated above, an Employer may, by written resolution or certificate, elect to use the definition contained in Internal Revenue Regulation 1.415-2(d)(11)(i) which means that Compensation shall be defined as wages within the meaning of Section 3401(a) of the Code and all other payments of Compensation to an Employee by his Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee with a written statement

                                      2-2
under Code Sections 6041(d), 6051(a)(3), and 6052. The Employer may choose to modify the definition further by excluding amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that that these amounts are deductible by the Employee under Code Section 217. Compensation shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or the location of the employment or the services performed. This is the amount which is shown on the "W-2" as earnings.

          For Plan Years beginning after December 31, 1986, for purposes of the Code Sections 401(k) and 401(m) testing in Sections 4.7 and 4.12 of the Plan, an Employer may limit the amount of Compensation taken into consideration to that portion of the Plan Year or calendar year in which the Employee was an eligible Employee, provided that this limit is applied uniformly to all eligible Employees under the Plan for the Plan Year.

          Notwithstanding the above, if elected by the Employer in Section 1.3(a), Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code.

          For years beginning after December 31, 1988, the annual Compensation of each Participant taken into account under the Plan for any year shall not exceed two hundred thousand dollars ($200,000), as adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1st of any calendar year is effective for years beginning such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If a plan determines Compensation on a period of time that contains fewer than twelve calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12. In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted two hundred thousand dollars ($200,000) limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity) the following methods of adjustment shall be permitted: (1) the limitation may be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation; or (2) if, as a result of the application of the family aggregation rules the adjusted two hundred thousand dollars ($200,000) limitation is exceeded, then the limitation shall be met by first reducing the highest paid family member(s) to the annual dollar Code Section 401(a)(17) limitation (if applicable). Second, the Compensation of all family members shall be prorated in the same proportion such that the total Compensation of all such family members shall, when added together, equal the maximum Code Section 401(a)(17) dollar limitation.

                                      2-3

          If Compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the Compensation for such prior year shall be subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning after January 1, 1990, the applicable annual Compensation limit shall be $200,000.

          In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit shall be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA `93 annual compensation limit set forth in this provision.

          If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA `93 annual compensation limit is $150,000.

          The term Compensation does not include (i) contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of Code Section 415 limitations to that plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed; (ii) Employer Contributions made on behalf of an Employee to a simplified Employee pension described under Code Section 408(k) are not considered as Compensation for the taxable year in which contributed to the extent that such contributions are deductible by the Employee under Code Section 219(b)(7); (iii) distributions from a plan of deferred compensation are not considered as Compensation herein, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by the Employee pursuant to an unfunded nonqualified plan of deferred compensation may be considered as Compensation herein in the year such amounts are includable in the gross income of the Employee; (iv) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (v) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; or (vi) other amounts which receive special tax benefits such as premiums for group term

                                      2-4
life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee) or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described under Section 403(b) of the Code, whether or not the contributions are excludable from the gross income of the Employee.

2.10 DEFINED BENEFIT PLAN FRACTION shall mean a fraction, the numerator of
     -----------------------------
which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code or 140 percent of the highest average Compensation, including any adjustments under Section 415(b) of the Code.

     Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1981, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before January 1, 1987.

2.11 DEFINED CONTRIBUTION PLAN FRACTION shall mean a fraction ,the numerator of
     ----------------------------------
which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred twenty-five
(125) percent of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or thirty-five (35) percent of the Participant's Compensation for such year.

     If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning

                                      2-5
before January 1,1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation . Year beginning on or after January 1, 1987. For prior years calculations may be made as if the Tax Reform Act of 1986 was applicable to such years.

     The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

2.12 DETERMINATION DATE shall mean, with respect to any Plan Year, the last day
     ------------------
of the preceding Plan Year, or in case of the initial Plan Year, the last day of such Plan Year.

2.13 EARNED INCOME shall mean the net earnings from self-employment in the
     -------------
trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings shall be reduced by contributions by the Employer to a qualified plan to the extent deductible under Section 404 of the Code.

2.14 ELAPSED TIME:  In the event that the "Elapsed Time" method is used to a
     ------------
ear of Service for Eligibility or Vesting as described in Article One, an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive credit for any period of severance of less than 12-consecutive months. Fractional periods of a year will be expressed in terms of days.

     Break in Service, for purposes of this Section, is a Period of Severance of at least 12-consecutive months.

     Period of Severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the employee was otherwise first absent from service.

     An Employee who incurs a Break in Service under this Section 2.15, Elapsed Time shall re-enter the Plan in accordance with the provisions of Section 3.5; however, the term "Break In Service" as used in Section 3.5 shall have the meaning set forth herein.

     In the case of an Employee who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break In Service. For purposes of this Paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of a birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

                                      2-6

(4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The time credited under this Paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period. No credit will be given under this Section, however, unless the Employee returns to covered employment and furnishes to the Administrative Committee such timely information as the Committee may reasonably require to establish that the absence from work is for reasons qualifying for the maternity/paternity provision (as set forth above) and the number of days for which there was an absence.

2.15 ELIGIBLE EMPLOYEE shall mean any Employee who meets the Eligibility
     -----------------
Requirements of Section 1.2(a).

2.1  EMPLOYEE shall mean any common-law Employee who is employed in any
     --------
capacity by the Employer maintaining the Plan or of any other Employer required to be aggregated with such Employer under Sections 414(b), (c), (m) or (o) of the Code.

     Unless specifically excluded under Section 1.2(a), the term Employee shall also include any leased Employee deemed to be an Employee of any Employer described in Section 2.32 as provided in Sections 414(n) or (o) of the Code.

2.17 EMPLOYEE CONTRIBUTIONS (AFTER-TAX) shall mean the amount, if any, which
     ----------------------------------
the Participant contributes to the Plan, on an after-tax basis.

2.18 EMPLOYEE CONTRIBUTION ACCOUNT shall mean the account maintained to record
     -----------------------------
the Participant's Employee Contributions and adjustments relating thereto.

2.19 EMPLOYEE DEFERRAL CONTRIBUTION shall mean the amount of Compensation
     ------------------------------
electively deferred by the Participant on a pre-tax basis to the Plan in accordance with the provisions of Article Four.

2.20 EMPLOYEE DEFERRAL OR DEFERRED INCOME ACCOUNT shall mean the account of a
     --------------------------------------------
Participant to which are credited the Employee Deferral Contributions made this Plan.

2.21 EMPLOYER shall mean the Employer adopting this Plan as signatory hereto
     --------
and any successor assuming the obligations created hereunder. The Employer shall include all trades or businesses which are members of a controlled group of corporations under common control or members of an affiliated service group, as defined in Sections 414(b), (c) and (m) of the Code (subject, however to the provisions of Code Section 415(h) when applying the benefit limitations of Code
Section 415). If subsequent to the Employer's adoption of this Plan another employer adopts this Plan and/or is required to be included within the meaning of "Employer," then for purposes of Article Six "Employer" shall mean the initial adopting Employer, unless otherwise stated herein. An Affiliated
                                                              ----------
Employer shall mean an entity described in the second sentence of this
--------
definition.

2.22  EMPLOYER CONTRIBUTIONS shall mean the amount contributed to the Trust Fund
      ----------------------
by the Employer pursuant to the terms of this Plan. This term shall not include Employee Deferral

                                      2-7

Contributions unless specifically noted but shall include Employer Matching Contributions and Employer Non-elective Contribution unless otherwise stated herein.

2.23  EMPLOYER CONTRIBUTION OR GENERAL ACCOUNT shall mean an account that is
      ----------------------------------------
credited with Employer Contributions and each Participant's share of any net income or loss of the Trust, but shall not include amounts allocated to the Employee Deferral Account and the earnings and losses therefrom.

2.24  EMPLOYER MATCHING CONTRIBUTION OR MATCHING CONTRIBUTION shall mean the
      -------------------------------------------------------
amount contributed to the Trust Fund by the Employer according to the provisions of Article One and Section 4.10.

2.25  EMPLOYER MATCHING ACCOUNT shall mean an account that is credited with each
      -------------------------
eligible Participant's share of any Employer Matching Contribution, and any net income or loss of the Trust in relation to such contributions.

2.26  ERISA shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended.

2.27  FIDUCIARY shall mean a person who exercises any discretionary authority or
      ---------
discretionary control affecting the management of the Plan; who exercises any authority or control respecting the management or disposition of Plan assets; who renders investment advice for a fee or other compensation, direct or indirect, with respect to any money or other property of the Plan or has any authority or responsibility to do so; who has any discretionary authority or discretionary responsibility in the administration of the Plan; or who, when designated by a Named Fiduciary pursuant to authority granted by the Plan, acts to carry out a fiduciary responsibility, subject to any exceptions granted directly or indirectly by ERISA or any regulations promulgated thereunder.

2.28  FISCAL YEAR shall mean the fiscal year of the Employer's business.
      -----------

2.29  HIGHLY COMPENSATED EMPLOYEE shall mean any highly compensated active
      ---------------------------
Employees and highly compensated former Employees.

      (a) Highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $15,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that was greater than fifty percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also includes:
(i) Employees who are both described in the preceding sentence If the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and (ii) Employees who are five (5) percent owners at any time during the look-back year or determination year.

                                      2-8

          (1) If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest-paid officer for such year shall be treated as a Highly Compensated Employee.

               (i) For this purpose, the determination year shall be the Plan Year. The look-back year shall be as provided for in Section 1.1(g).

      (b) A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the Determination Year, and was a highly compensated active Employee for either the separation year or any Determination Year ending on or after the Employee's fifty-fifth (55th) birthday.

      (c) If an Employee is, during a determination year or look-back year, a family member of either a five (5) percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the five (5) percent owner or top-ten highly compensated Employee shall be aggregated. In such case, the family member and five (5) percent owner or top-ten (10) highly compensated Employee shall be treated as a single Employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and five (5) percent owner or top-ten (10) Highly Compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

      (d) The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top one-hundred (100) Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the Regulations thereunder.

2.30  HOUR OF SERVICE shall have the meaning set forth in Section 1.1(f) for the
      ---------------
performance of duties during the applicable computation period. An Hour of Service shall also mean each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be awarded by the Employer to the extent not otherwise credited to the Employee pursuant to this Section. An Hour of Service shall also mean each hour for which an Employee is paid, or entitled to payment, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military leave or leave of absence; provided, however, that no hours shall be credited for a payment which reimburses an Employee for medical expenses, and further provided that no more than five hundred one (501) Hours of Service shall be credited under this sentence to an Employee on account of any single continuous period during which the Employee performs no duties. Hours for nonperformance of duties shall be credited in accordance with Department of Labor Regulations Section 2530.200b-2(b). Hours

                                      2-9
shall be credited to the applicable computation period in accordance with Department of Labor Regulations Section 2530.200b-2(c).

      For purposes of determining whether a Break in Service, as defined herein, for participation and vesting purposes has occurred in a computation period, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined eight (8) Hours of Service per day of such absence (but not to exceed five hundred one (501) Hours of Service in any computation period). For purposes of this Paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of a birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this Paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period. No credit will be given under this Section, however, unless the Employee returns to covered employment and furnishes to the Administrative Committee such timely information as the Committee may reasonably require to establish that the absence from work is for reasons qualifying for the maternity/paternity provision (as set forth above) and the number of days for which there was an absence.

2.31  KEY EMPLOYEE shall mean any Employee or former Employee (and the
      ------------
beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds fifty (50) percent of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the ten (10) largest interests in the Employer if such individual's compensation exceeds one hundred (100) percent of the dollar limitation under Section 415(c)(1)(A) of the Code, a five (5) percent owner of the Employer, or a one (1) percent owner of the Employer who has an annual compensation of more than one hundred fifty thousand ($150,000). Annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Section 125, Section 402(e)(3), Section 402(h) or Section 403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the four (4) preceding Plan Years.

      The determination of who is a Key Employee will be made in accordance with
Section 416(i)(1) of the Code and Regulations thereunder.

2.32  LEASED EMPLOYEE shall mean any person (other than an Employee of the
      ---------------
recipient pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year, and such services are of a type historically performed by Employees in the business field of the recipient Employer. Contributions or benefits provided a leased Employee

                                     2-10
by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. If and to the extent, that there are contributions or benefits provided by a leasing organization on behalf of a Leased Employee, any reduction or offset which may be made under this Plan shall be in accordance with Regulation Section 1.401(a)(26)-2(d)(9), and shall not constitute a separate current or prior benefit structure.

      A leased Employee shall not be considered an Employee of the recipient if:
(i) such Employee is covered by a money purchase pension plan providing: (1) a nonintegrated Employer contribution rate of at least ten (10) percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(e)(3), Section 402(h) or Section 403(b) of the Code, (2) Immediate participation, and (3) full and immediate vesting; and (ii) leased Employees do not constitute more than twenty
(20) percent of the recipient's nonhighly compensated workforce.

2.33  NAMED FIDUCIARY shall mean the parties in Section 2.2.
      ---------------

2.34  NET PROFITS shall mean current and accumulated earnings of the Employer
      -----------
before federal and state taxes based upon net income as determined by the Employer's annual tax return and contributions to this and any other qualified plan.

2.35  NON-KEY EMPLOYEE shall mean any Employee or Beneficiary of any Employee or
      ----------------
former Employee who is not a Key Employee.

2.36  OWNER-EMPLOYEE shall mean a self-employed individual who is either a sole
      --------------
proprietor or a partner who owns more than ten percent (10%) of the capital interest or profits interest in a partnership.

2.37  PARTICIPANT shall mean an Eligible Employee as defined in Section 1.2.
      -----------

2.38  PARTICIPANT'S ACCOUNT OR ACCOUNTS shall mean the account(s) maintained to
      ---------------------------------
record the Participant's Employee Deferral Account, Employee Contribution Account, Employer Contribution Account, Employer Matching Account and any other account maintained for the Participant, collectively or singly as the context requires.

2.39  PARTY-IN-INTEREST shall mean any person or other entity defined as a
      -----------------
Party-in-Interest under Section 3(14) of ERISA.

2.40  PRIOR PLAN shall mean any plan of the Employer which is superseded by this
      ----------
Plan.

2.41  QUALIFIED JOINT AND SURVIVOR ANNUITY shall mean an immediate annuity for
      ------------------------------------
the life of the Participant with a survivor annuity for the life of the spouse which is not less than fifty (50) percent and not more than one hundred (100) percent of the amount of the annuity which is payable during the joint lives of the Participant and the spouse, which is the amount of benefit which can be purchased with the Participant's vested Account Balance or, if greater, of any

                                     2-11
optional form of life annuity offered under the Plan. The percentage of the Survivor Annuity under the Plan shall be fifty percent (50%).

      No Qualified Joint and Survivor Annuity shall provide that payments to the spouse of a deceased Participant are terminated because of the spouse's remarriage.

2.42  QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY shall mean an annuity for the
      -----------------------------------------
life of the spouse of a Participant, the actuarial equivalent of which is not less than fifty percent (50%) of the Account Balance of the Participant as of the date of death and which commences upon the death of the Participant.

2.43  SELF-EMPLOYED INDIVIDUAL shall mean an individual who has Earned Income
      ------------------------
for the taxable year from the trade or business for which the Plan is established; also, an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

2.44  SHAREHOLDER-EMPLOYEE shall mean an Employee or officer of an electing
      --------------------
small business corporation who owns, or is considered as owning within the meaning of Code Section 318(a)(1), on any day during the taxable year of such corporation, more than five percent (5%) of the outstanding stock of such corporation.

2.45  TAXABLE YEAR OR FISCAL YEAR shall mean the twelve (12) month period used
      ---------------------------
by the Employer for reporting income.

2.46  TOP-HEAVY GROUP shall mean any Aggregation Group if the sum (as of the
      ---------------
Determination Date) of (i) the present value of the cumulative Accrued Benefits for Key Employees under all defined benefit plans included in such group, and
(ii) the aggregate of the accounts of Key Employees under all defined contribution plans included in such group) exceed sixty percent (60%) of a similar sum determined for all Employees, excluding former Key Employees. For purposes of determining the present value of the cumulative benefit for any Participant, or the amount of the account of any Participant, such present value or amount shall be determined in accordance with Regulations issued by the Department of Treasury and such present value or amount shall be increased by the aggregate distributions made with respect to such Participant under the Plan during the five (5) year period ending on the Determination Date.

      Account Balances shall be determined as of the most recent valuation date occurring within a twelve (12) month period ending on the Determination Date and shall be adjusted for contributions due or made as of the Determination Date.

      If an Aggregation Group includes two (2) or more defined benefit plans, the same actuarial assumptions must be used with respect to all such plans and must be specified in such plans.

2.47  TOP-HEAVY PLAN shall mean for any Plan Year beginning after December 31,
      --------------
1983, this Plan is top-heavy if any of the following conditions exists:

                                     2-12

      (1) if the top-heavy ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any required Aggregation Group or permissive Aggregation Group of plans, or

      (2) if this Plan is part of a required Aggregation Group of plans but not part of a permissive Aggregation Group and the top-heavy ratio for the group or plans exceeds sixty percent (60%), or

      (3) if this Plan is part of a required Aggregation Group and part of a permissive Aggregation Group of plans and the top-heavy ratio for the permissive Aggregation Group exceeds sixty percent (60%).

2.48  TOTAL DISABILITY shall have the meaning set forth in Section 1.1.
      ----------------

2.49  TRUST OR TRUST FUND shall mean the Trust which is established by the
      -------------------
Employer in connection with the adoption of this Plan and which holds the assets of the Plan for the benefit of the Participants and their Beneficiaries. However, if all of the assets of the Plan are insurance contracts, within the meaning of ERISA Section 403, then all references to Trust or Trust Fund shall refer to these assets.

2.50  TRUST AGREEMENT shall mean the agreement between the Employer and the
      ---------------
Trustee which provides for the administration of the Trust Fund. However, if all of the assets of the Plan are insurance contracts, within the meaning of ERISA Section 403, then all references to Trust Agreement shall refer to these assets.

2.51  TRUSTEE shall mean the Trustee of the Trust Fund.  However, if all of the
      -------
assets of the Plan are insurance contracts, within the meaning of ERISA Section 403, then all references to Trustee shall refer to either the Committee or the insurance company as appropriate.

2.52  YEAR OF SERVICE shall mean a relevant twelve (12) consecutive month period
      ---------------
(computation period) during which the Employee completes at least 1,000 Hours of Service with the Employer.

      In the event that the Employer adopts and maintains the Plan of a predecessor employer, service with such predecessor employer shall be treated as Years of Service with the successor Employer.

The foregoing terms whenever used in this Plan shall have the meaning set forth herein unless a different meaning is specifically provided for in this Plan.

                                     2-13

                                 ARTICLE THREE

                                 PARTICIPATION

3.1   ELIGIBILITY TO PARTICIPATE
      --------------------------

      The Plan Administrator shall establish an application procedure for the purpose of enrolling new Participants. Each Employee who is an Eligible Employee (as defined in Section 1.2) shall become a Participant as of the applicable Entry Date. Any Employee who does not elect to participate hereunder at the time he initially becomes an Eligible Employee may become a Participant on the next applicable Entry Date upon giving written notice to the Administrator. The Committee may establish forms and requirements through which an Eligible Employee may elect not to become a Participant.

3.2   TERMINATION
      -----------

      A Participant shall continue to participate hereunder until employment with the Employer is terminated by Normal Retirement, Late Retirement, Death, Total Disability or a Break in Service. An Employee whose participation has ceased may resume Plan participation upon re-hire as determined under Section
3.5 herein .

3.3   LEAVE OF ABSENCE AND MILITARY SERVICE
      -------------------------------------

      (a) A Participant's employment with the Employer shall not be deemed terminated, and the Participant shall not incur a Break in Service, if the
Participant:

          (1) Has been on a leave of absence, granted in writing by the Employer in a nondiscriminatory manner before or after the absence, for any purpose including, but not limited to, sickness, accident or other casualty, or for the convenience of the Employer, provided that the Participant returns to work before or at the expiration of such leave of absence or any extension thereof; or

          (2) Has been in the service of the Armed Forces of the United States or any of its allies during a period of declared national emergency or in time of war, or in the compulsory military service of the United States whether during time of war or otherwise, provided that the Participant returns to work within the period during which the Participant's employment rights are guaranteed by applicable federal law following a discharge or severance from such service; and

          (3) Was in the employ of the Employer on the day immediately preceding the period of absence.

      (b) If the Participant fails to return to work within the time required following such period of absence, such individual shall be deemed to have terminated employment with the Employer as of the first day of such leave unless the failure to return was due to the Participant's death, Total Disability, Late Retirement, or Normal Retirement during such leave, in which event

                                      3-1
the Participant shall be deemed a Participant up to the time of the Participant's death, Total Disability, Late Retirement, or Normal Retirement.

3.4   INACTIVE PARTICIPANTS
      ---------------------

      Subject to the eligibility requirements in Section 1.2 and eligibility requirements to receive an allocation of Employer contributions described in Article One, Section 1.3(c) and Section 1.3(d), a Participant with more than five hundred (500) Hours of Service but less than one thousand (1,000) Hours of Service in any Plan Year shall be an inactive Participant for such Plan Year. Amounts previously credited to the Participant's Account shall continue to be held in trust for such Participant and the Participant shall be entitled to benefits in accordance with the other provisions of the Plan throughout the period during which the Participant is an inactive Participant.

3.5   BREAK IN SERVICE RULES - ELIGIBILITY
      ------------------------------------

      (a) Except as otherwise provided in this Section, all of an Employee's Years of Service with the Employer shall be taken into account when determining whether such Employee is an Eligible Employee.

      (b) In the case of a Participant who does not have any nonforfeitable right under the Plan to the Participant's Account Balance derived from Employer Contributions, Years of Service prior to a period of consecutive one (1) year Breaks in Service shall be disregarded when determining the Employee's Years of Service for purposes of eligibility if the number of the Participant's consecutive one (1) year Breaks in Service equals or exceeds the greater of five
(5) or the aggregate number of Years of Service prior to such period of consecutive Breaks in Service. When computing the aggregate number of Years of Service prior to such Break in Service, Years of Service which could have been disregarded under this Paragraph by reason of any prior Break in Service shall be disregarded.

          (1) If a Participant's Years of Service are disregarded pursuant to
Section 3.5(c), such Participant will be treated as a new Employee for eligibility purposes. If a Participant's Years of Service may not be disregarded pursuant to Section 3.5(c), such Participant shall continue to participate in the Plan, or, if terminated, shall participate immediately upon reemployment.

3.6   ELIGIBILITY COMPUTATION PERIODS (Section 1.2(b)]
      -------------------------------

      (a) Except as provided in Section 3.6(d), Hours of Service completed in the Initial Eligibility Computation Period of the Employee shall be used when determining whether the Employee has completed the eligibility requirements of
Section 1.2 for purposes of this Article. If the Employee fails to complete the required number of Hours of Service in the Initial Eligibility Computation Period, then the Hours of Service completed within the Subsequent Eligibility Computation Period shall be used.

                                      3-2

      (b) For purposes of determining Years of Service and Breaks in Service for purposes of eligibility, the Initial Eligibility Computation Period and Subsequent Eligibility Computation Period are those periods defined in Section 1.2(b).

      (c) For purposes of Section 3.5, Years of Service shall be computed by reference to the Hours of Service performed within the Initial Eligibility Computation Period and Subsequent Eligibility Computation Period, if any, prior to the time that the Employee becomes an Eligible Employee, plus the Vesting Computation Period beginning with the Vesting Computation Period which includes the date upon which the Employee becomes an Eligible Employee.

      (d) Except as provided in Section 3.6(f) of this Section, the Hours of Service completed within each Vesting Computation Period shall be used when determining whether an Employee has incurred a Break in Service.

      (e) Years of Service and Breaks in Service will be measured on the same eligibility computation period.

      (f) When determining whether an Employee who is not a Participant is an Eligible Employee, and for purposes of Section 3.6, a Break in Service shall be measured by Hours of Service completed within an Eligibility Computation Period.

3.7   COMMENCEMENT OF PARTICIPATION
      -----------------------------

      If the Plan provides for an eligibility requirement of a period equal to or greater than six (6) months which elapses from a Participant's first Hour of Service and/or the attainment of an age greater than twenty and one-half (20-1/2) years, and does not provide a dual Entry Date in the definition of Entry Date in Section 1.2(c) hereof, then the provisions of this Article shall be construed and enforced so that it will be impossible for an Eligible Employee to become a Participant later than the earlier of the first day of the Plan Year which follows the date on which the Employee satisfies the statutory requirements or the date six (6) months after the date on which the Employee first satisfies such statutory requirements, unless the Employee separates from service with the Employer and does not return before the earlier of such dates. For purposes of this Section, if an Employee's prior service is disregarded by the Break in Service rules of the Plan, such service shall also be disregarded for purposes of determining the date upon which such Employee first became an Eligible Employee.

      An Employee who has met the eligibility requirements but terminates employment before becoming a Participant, will participate on the later of the Employee's date of reemployment or the first Entry Date following the date the Employee met the eligibility requirements, if such individual is rehired prior to Incurring a Break in Service.

3.8   PARTICIPATION UPON RETURN TO ELIGIBLE CLASS
      -------------------------------------------

      (a) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant

                                      3-3
incurs a Break In Service, eligibility will be determined under the Break in Service rules of the Plan.

      (b) In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

                                      3-4

                                 ARTICLE FOUR

                         CONTRIBUTIONS AND ALLOCATIONS

4.1   COST OF PLAN
      ------------

      The entire cost of establishing the Plan shall be borne by the Employer. No Participant shall be required to contribute hereunder.

4.2   EMPLOYER CONTRIBUTIONS
      ----------------------

      (a) Each Plan Year the Employer shall contribute an amount equal to the Employee Deferral contributions. These contributions shall be allocated in accordance with Section 4.18 among the Employee Deferral Accounts. Unless other procedures are selected by the Committee, Participant deferrals shall generally be made by payroll deduction in accordance with procedures established by the Committee and shall be paid to the Trustee as soon as reasonably practicable after the close of the calendar month in which the deferral was made, and in no event later than the close of the next following calendar month.

      (b) In the event that contributions shall be required in accordance with Article One, Section 1.3 (e.g. required matching contributions or mandatory non-elective contribution), or shall be deemed mandatory or non-discretionary as provided in the various Articles of this Plan, the Employer shall contribute an amount equal to such required contributions into the Trust each Plan Year.

      (c) In addition, each Fiscal Year the Employer shall contribute such amounts as the Employer may determine in its sole discretion, provided that (i) no contribution shall be made for any Fiscal Year in excess of the maximum allowable tax deduction, including carry-over amounts that are available, for a contribution to this Plan for such Fiscal Year under the then current tax laws; and (ii) the Fiscal Year for which each contribution is made shall be designated at the time of the contribution.

      (d) All contributions shall be made by the Employer no later than the time prescribed by law for filing the federal income tax return of the Employer, including extensions thereof, for the Fiscal Year for which a deduction for such contribution is claimed. The Employer's Contribution may be made either in cash or in kind, or partly in both cash and kind, but it shall be the Employer's responsibility to determine the fair market value of a contribution which is not made entirely in cash.

      (e) Notwithstanding anything herein to the contrary, for Plan Years in which the Plan is deemed to be a Top-Heavy Plan, Employer Contributions and allocations shall be subject to the requirements of Article Fourteen herein.

                                      4-1

4.3   EMPLOYEE (AFTER-TAX) CONTRIBUTIONS
      ----------------------------------

      (a) Participants are not required to make any contribution under this Plan. However, if permitted by the provisions of Section 1.3(e), a Participant may, each Fiscal Year, voluntarily contribute to this Plan and to all other qualified plans of deferred compensation in which such individual is a Participant, an amount which does not exceed the amount provided for in Section 1.3(h). Further, all Employee Contributions will be limited so as to meet the nondiscrimination test of Section 401(m) of the Code. Employee Contributions may be made by payroll deduction or by other methods and at other intervals in accordance with rules established by the Committee. A Participant's contribution shall be transmitted to the Trustee by the Employer within sixty (60) days after the date on which the contribution was made. The Employer shall promptly notify the Committee of any amounts so paid by it to the Trustee.

      (b) If nondeductible Employee Contributions were permitted prior to the year in which this Plan was adopted, then, either a separate account will be maintained by the Trustee for the nondeductible Employee contributions of each Participant, or the Account Balance derived from nondeductible Employee contributions is the Employee's total Account Balance multiplied by a fraction, the numerator of which is the total amount of nondeductible Employee contributions less withdrawals and the denominator of which is the sum of the numerator and the total contributions made by the Employer on behalf of the Employee less withdrawals. For this purpose, contributions include contributed amounts used to provide ancillary benefits and withdrawals include only amounts distributed to the Employee and do not reflect the cost of any death benefits.

      (c) A Participant may withdraw the Employee Contributions made by him at any time upon thirty (30) days' written notice to the Committee, which notice must be signed by the Participant's spouse in the presence of a Notary Public or a Plan representative.

      (d) No forfeitures will occur solely as a result of an Employee's withdrawal of Employee contributions.

      (e) If deductible Employee Contributions were permitted prior to the Plan Year in which this Plan was adopted, then, the Committee will not accept deductible Employee contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate account which will be nonforfeitable at all times. The account will share in the gains and losses of the Trust in the same manner as described in Section 4.11 of the Plan. No part of the deductible Employee Contribution account will be used to purchase life insurance. Subject to
Section 12.2, Joint and Survivor Annuity requirements (if applicable), the Participant may withdraw any part of the deductible Employee Contribution account by making a written application to the Committee.

4.4   EMPLOYEE DEFERRAL ELECTION
      --------------------------

      (a) Each Plan Year a Participant shall be entitled to defer a portion of his Compensation (in an amount permitted under Section 4.4(d), below) and to have such deferred amount allocated to his Employee Deferral Account in the Plan by submitting a written election

                                      4-2
to the Committee (on forms provided by the Committee or the Employer) which designates the amount of Compensation to be deferred and which is signed by the Participant. No amount shall be deferred for any pay period in excess of the Participant's Compensation for services rendered while an active Participant. All deferrals under this Section shall constitute Employer Contributions to the Plan. Notwithstanding the above, in no event shall any Participant defer his Compensation in an amount which exceeds the amount permitted under Section 4.5 for any Plan Year.

      (b) Except as otherwise permitted by the Administrative Committee, elections under Section 4.4(a) may only be made according to the options chosen in Section 1.3(d). If job positions are first covered by the Plan during the course of the Plan Year, the Administrative Committee may elect to apply the preceding sentence to affected Employees as if the first day on which their job positions are covered by the Plan was the first day of the Plan Year. An Employee who transfers into a position covered by the Plan shall be permitted to make a deferral election for the balance of the Plan Year in which the transfer occurs if and to the extent permitted under written personnel practices of the Employer covering the facility to which the individual transferred. Such practices shall be uniformly and consistently applied.

      (c) An election made under Section 4.4(a) may be modified in accordance with the provisions of Article One, Section 1.3(b)(2). If an election is revoked while in effect during the Plan Year, no further deferrals shall be made for the balance of the Plan Year [unless otherwise noted in Section 1.3(b)(2)(iii)], effective as soon as administratively practicable after the Employer receives written notice of the revocation. A revocation shall not cause amounts which were deferred before the revocation became effective to become distributable. Any new deferral election made after a revocation shall become effective as of the first day of the immediately following Plan Year.

      (d) Subject to Article One, each Plan Year a Participant shall be entitled to defer his Compensation in a stated dollar amount which complies with the percentage limitations above.

      (e) All Participant elections under this Section shall be considered permanent and shall be effective in subsequent Plan Years unless otherwise stated in the Participant's written election to defer annual compensation.

4.5   ELECTIVE DEFERRALS-CONTRIBUTION LIMITATION
      -------------------------------------------

      No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

4.6   DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS
      -----------------------------------------

      (a) A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before April 1st of the following year of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise

                                      4-3
by taking into account only those Elective Deferrals made to this Plan and any other Plans of this Employer.

          Notwithstanding any other provisions of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15th to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

      (b) Definitions:

          (1) "Elective Deferrals" shall mean any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified plan as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

          (2) "Excess Elective Deferrals" shall mean those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

               Determination of income or loss: Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals shall be determined using (i) or
(ii) as a reasonable method. Income or loss allocable to the period between the end of the taxable year and the date of distributions may be disregarded or may be determined using the method described in (iii). The method chosen shall be:
(1) nondiscriminatory; (2) used for all the Plan's corrective distributions for the Plan Year; and (3) for purposes of (2)(ii) of this Section, used for allocating income to Participant's Accounts. The reasonable methods are:

               (i) The income or loss allocable to Excess Elective Deferrals is the sum of: (1) income or loss allocable to the Participant's Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's Account Balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year.

               (ii) The income or loss allocable to Excess Elective Deferrals shall be determined by first calculating the total allocable income for the Plan Year attributable to

                                      4-4

Elective Deferrals, then multiplying the total allocable income by a fraction. The numerator of the fraction is the total excess amount distributable to the highly compensated employee and the denominator shall be the sum of the Participant's Account Balance attributable to Elective Deferrals, determined as of the beginning of the Plan Year.

               (iii) Safe Harbor Method of Determining Gap Period Income: The Employer may choose to determine the income during the period between the end of the Plan Year and the date of distribution under the methods in this sub-section or sub-sections (i) or (ii) above, or such income may be disregarded in determining income or loss.

               Gap Income allocable can be determined by using ten percent (10%) of the income allocable to Excess Elective Deferrals for the Plan Year multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

4.7   ACTUAL DEFERRAL PERCENTAGE TEST
      -------------------------------

      (a) The Actual Deferral Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan Year and the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

          (1) The Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

          (2) The Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the Actual Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

      (b) Qualified Matching Contributions and Qualified Non-elective Contributions (if any) may be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages under this Plan or any other plan of the Employer, as provided by regulations under the Code.

      (c) The amount of Qualified Matching Contributions made and/or Qualified Non-elective Contributions made under Sections 4.11 or 4.14 of this Plan and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentage, subject to such other requirements as maybe prescribed by the Secretary of the Treasury, shall be that amount necessary to meet the Actual Deferral Percentage test stated in Section 4.1 of the Plan.

                                      4-5

      (d) Special Rules:

          (1) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the Actual Deferral Percentage test) allocated to the Participant's accounts under two or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(k).

          (2) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

               (i) For purposes of determining the Actual Deferral Percentage of a Participant who is a 5-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the Actual Deferral Percentage test) and Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Non-elective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

               (ii) For purposes of determining the Actual Deferral Percentage test, Elective Deferrals, Qualified Non-elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

               (iii) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

                                      4-6

               (iv) The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

               (v) Section 4.12(b) Multiple Use of Alternative Limitation and Correction of Multiple Use shall apply at the discretion of the Plan Administrator.

      (e) Definitions:

          (1) "Actual Deferral Percentage" shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). Employer contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (a) Excess Elective Deferrals of Non-highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or Plans of this Employer and (b) Elective Deferrals that are taken into account in the Contribution Percentage test (provided the Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

4.8   DISTRIBUTION OF EXCESS CONTRIBUTIONS
      ------------------------------------

      (a) Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed following the close of the Plan Year in which the Excess Contributions arose, but no later than the last day of the succeeding Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such excess contribution. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each family member that is combined to determine the combined ADP.

      (b) Excess Contributions (including the amounts recharacterized) shall be treated as Annual Additions under the Plan.

      (c) Determination of Income or Loss: Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess

                                      4-7

Contributions shall be determined using (i) or (ii) as a reasonable method. The gap income may be disregarded or determined in the manner set forth in (iii) below. The method chosen shall be: (1) nondiscriminatory; (2) used for all the Plan's corrective distributions for the Plan Year; and (3) for purposes of
(c)(ii) of this Section, used for allocating income or Participant's Accounts. The reasonable methods are:

          (i) The income or loss allocable to Excess Contributions is the sum of: (1) income or loss allocable to the Participant's Elective Deferral account (and, if applicable, the Qualified Non-elective Contribution Account or the Qualified Matching Contributions Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's account balance attributable to Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the Actual Deferral Percentage test) without regard to any income or loss occurring during such Plan Year.

          (ii) The income or loss allocable to Excess Contributions shall be determined by first calculating the total allocable income for the Plan Year attributable to Elective Deferrals, then multiplying the total allocable income by a fraction. The numerator of the fraction is the total excess amount distributable to the highly compensated employee and the denominator shall be the sum of the Participant's Account Balance attributable to Elective Deferrals, determined as of the beginning of the Plan Year.

          (iii) Safe Harbor Method of Determining Gap Period Income: The Employer may choose to determine the income during the period between the end of the Plan Year and the date of distribution under the methods in this sub-section or sub-sections (i) or (ii) above, or such income may be disregarded in determining income or loss.

                 Gap Income allocable can be determined by using ten percent (10%) of the income allocable to Excess Contributions for the Plan Year multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

      (d) Accounting for Excess Contributions: Excess Contributions shall be distributed by first returning any amount of unmatched elective deferrals which exceed the limitation percentage specified in Section 1.3(c)(2), if applicable. Secondly, Excess Contributions shall be distributed from the Participant's Elective Deferral Account and Qualified Matching Contribution Account (if applicable) in proportion to the Participant's remaining Elective Deferrals and Qualified Matching Contributions (to the extent used in the Actual Deferral Percentage test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Contribution Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Qualified Matching Contribution Account.

                                      4-8

      (e) Definition:

          "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

          (i) The aggregate amount of Employer contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

          (ii) The maximum amount of such contributions permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages).

4.9   RECHARACTERIZATION
      ------------------

      (a) In the event the Plan permits participants to maker Employee Voluntary (after-tax) Contributions in Section 1.3(e) of Article One, a Participant may treat his or her Excess Contributions as an after-tax contribution to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by that Employee would exceed any stated limit under the Plan on Employee Contributions.

      (b) Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

4.10  EMPLOYER MATCHING CONTRIBUTIONS
      -------------------------------

      If elected by the Employer in the Plan, the Employer may make Matching Contributions to the Plan. Matching Contributions shall be vested in accordance with Section 1.4(b) of the Plan. In any event, Matching Contributions shall be fully vested at Normal Retirement Age, death, Total Disability, upon the complete or partial termination of the Plan, or upon the complete discontinuance of Employer contributions.

      Forfeitures of Matching Contributions, other than Excess Aggregate Contributions, shall be made in accordance with Sections 1.3(c)(4) and (5).

4.11  QUALIFIED MATCHING CONTRIBUTIONS
      --------------------------------

      (a) The Matching Contribution, if any, made by the Employer according to Section l.3(c)(l) and Section 4.10 above, may (at the direction of the Plan Administrator) become a Qualified Matching Contribution in part or in whole in the event that the Plan fails to meet the

                                      4-9

Code Section 401(k) nondiscrimination tests as described in Section 4.12 of the Plan or the Employer may elect to make an additional contribution as a Qualified Matching Contribution based on a discretionary percentage, subject to the limitations of Section 4.12 and Code Section 401(m) and corresponding regulations.

      (b) Definition:

          "Qualified Matching Contributions" shall mean Matching Contributions which are subject to the distribution and nonforfeitability requirements under
Section 401(k)(2)(B)(ii) of the Code when made.

4.12  LIMITATIONS ON EMPLOYER CONTRIBUTIONS AND MATCHING CONTRIBUTIONS
      ----------------------------------------------------------------
(effective for Plan Years beginning on or after January 1, 1987)

      (a) The Average Contribution Percentage for Participants who are Highly Compensated Employees for reach Plan Year and the Average Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

          (1) The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

          (2) The Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

      (b) Special Rules:

          (1)  Multiple Use of Alternative Limitation and Correction of Multiple
Use:

               (i) There is a Multiple Use of the Alternative Limitation, if one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Average Contribution Percentage test maintained by the Employer and the sum of Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Actual Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if either the Actual Deferral Percentage or the Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25

                                     4-10
multiplied by the Actual Deferral Percentage or the Average Contribution Percentage of the Non-highly Compensated Employees, respectively.

               (ii) A Multiple Use shall be corrected by reducing the Actual Deferral Percentage of the entire group of Highly Compensated Employees eligible for the cash or deferred arrangement in the manner described in Regulation
Section 1.401(k)-1(f)(1)(ii) [Regulation Section 1.401(k)-1(f)(2)] and/or by reducing the actual contribution percentage of the entire group of Highly Compensated Employees eligible to make Employee Contributions in the manner described in Regulation Section 1.401(m)-1(e)(2), as described in Section 4.5, so that there is no Multiple Use of the Alternative Limitation. The Employer may elect to reduce the Actual Deferral Ratios and/or the Actual Contribution Ratios, either for all Highly Compensated Employees under this Plan and/or the cash or deferred arrangement subject to the reduction or for only those Highly Compensated Employees who are eligible in both this Plan and the Code Section 401(k) cash or deferred arrangement.

               (iii) The required reduction for correction for Multiple Use shall be treated as an excess contribution or excess aggregate contribution under this Plan.

          (2) For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Section 401(a) of the Code, or arrangements described in
Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

          (3) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same plan year.

          (4) For purposes of determining the Contribution Percentage of a Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, and is thereby subject to the family aggregation rules of Code Section 414(q)(6), the Contribution Percentage Amounts for the family group (which is treated as one Highly Compensated Employee) is the greater of (1) the Contribution Percentage determined by combining the contributions and Compensation of all eligible family members who are highly compensated without regard to family aggregation, and (2) the Contribution Percentage Amounts determined by combining the contributions and compensation of all eligible family members.

                                     4-11

Except to the extent taken into account in the preceding sentence, the contributions and compensation of all family members are disregarded in determining the Contribution Percentage for the groups of Highly Compensated Employees and Non-highly Compensated Employees.

          (5) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

          (6) The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

          (7) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

          (8) In the event that the contribution of a full Matching Contribution would cause the Plan to fail the Contribution Percentage test, or the multiple use test the Matching Contribution may be reduced in a manner which would permit the Plan to satisfy the nondiscrimination requirements of this
Section 4.12.

     (c)  Definitions:

          (1)  "Aggregate Limit" shall mean the greater of:

               (A) the sum of: (i) 1.25 times the greater of the Relevant Actual Deferral Percentage of the non-highly compensated or the Relevant Average Contribution Percentage of the non-highly compensated, and (ii) two percentage points plus the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage. In no event, however, shall this amount exceed twice the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage; or

               (B) the sum of: (i) 1.25 times the lesser of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage, and (ii) two percentage points plus the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage. In no event, however, shall this amount exceed twice the greater of the Relevant Actual Deferral Percentage or the Relevant Actual Contribution Percentage.

          (2) "Alternative Limitation" shall mean the alternative methods of compliance with Code Sections 401(k) and (m) contained in Code Sections 401(k)(3)(A)(ii)(I) and 401(m)(2)(ii) respectively.

          (3) "Average Contribution Percentage" shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

                                     4-12

          (4) "Compensation" for purposes of Code Section 401(m) and the determination of Excess Aggregate Contributions shall be defined as provided in
Section 2.9.

               Notwithstanding the foregoing, the Employer may elect to define "Compensation" in an alternative manner by using the definition of compensation provided in Code Section 414(s) provided this election is made on a uniform and consistent basis with respect to all Employees and all plans of the Employer.

          (5) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

          (6) "Contribution Percentage Amounts" shall mean the Employee Contributions, Matching Contributions, Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test), Qualified Non-elective Contributions and Elective Deferrals (as long as the ADP test is met before the Elective Deferral are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. Such Contribution Percentage Amounts shall include forfeitures of Matching Contributions allocated to the Participant's account which shall be taken into account in the year in which such forfeiture is allocated, but only if such Forfeitures are allocated in proportion to deferrals or Matching Contributions.

          (7) "Eligible Participant" shall mean any Employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no Employee Contributions are made.

          (8) "Employee Contribution" shall mean any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

          (9) "Matching Contribution" shall mean an Employer Contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's elective deferral under a cash or deferred plan maintained by the Employer.

          (10) "Relevant Actual Deferral Percentage And Relevant Actual Contribution Percentage" shall mean the Actual Deferral Percentage of the group of Non-Highly Compensated

                                     4-13

Employees eligible under the cash or deferred arrangement subject to Code
Section 401(k) for the Plan Year, and/or the Actual Contribution Percentage of the group of Non-Highly compensated Employees eligible under the plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement subject to Code Section 401(k).

4.13 DETERMINATION OF EXCESS AGGREGATE CONTRIBUTIONS
     -----------------------------------------------

     (a) In computing the Average Contribution Percentage, the Employer shall take into account, and include as Contribution Percentage Amounts, Qualified Non-elective Contributions under this Plan or any other plan of the Employer, as provided by regulations.

     (b)  The amount of Qualified Non-elective Contributions that are made under
Section 4.14 of this Plan and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Qualified Non-elective Contributions that are needed to meet the Average Contribution Percentage test stated in Section 4.12(a) of the Plan.

     (c) The amount of Elective Deferrals made under Section 4.4(a) of the Plan and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be all Elective Deferrals available after satisfying the Actual Deferral Percentage test or such Elective Deferrals that are needed to meet the Average Contribution Percentage test stated in Section 4.12(a) of the Plan and/or the 1.25 rule or a combination of the foregoing.

     (d) By written election of the Employer, Forfeitures of Excess Aggregate Contributions shall either be applied to reduce Employer contributions or allocated, after all other forfeitures under the Plan to each Participant's Matching Contribution Account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

     (e) The amount of excess aggregate contributions for a Highly Compensated Employee under the Plan shall be subject to the requirements of Code Section 401(m) and shall be determined in the following manner:

          (i) First, the actual contribution ratio of the of the Highly Compensated Employee with the highest actual contribution ratio is reduced to the extent necessary to satisfy the actual contribution percentage test or cause such ratio to equal the actual contribution ratio of the Highly Compensated Employee with the next highest ratio.

          (ii) Second, this process shall be repeated until the actual contribution percentage test is satisfied. The amount of excess aggregate contributions for a Highly Compensated Employee is then equal to the total of the Employee Contributions, and other

                                     4-14
contributions taken into account for the actual contribution percentage test minus the product of the Employee's contribution ratio as determined above the Employee's Compensation.

     (f) In the case of a Highly Compensated Employee whose actual contribution ratio is determined under the family aggregation rules, the determination of the amount of excess aggregate contribution shall be made as follows:

          (i) If the Highly Compensated Employee's actual contribution ratio is determined by combining the contributions and Compensation of all family members, then the actual contribution ratio is reduced in accordance with the "leveling" method described in Section 4.13(e) and the excess aggregate contributions for the family unit are allocated among the family member in proportion to the contribution of each family member that have been combined.

          (ii) If the Highly Compensated Employee's actual contribution ratio is determined by combining the contribution and compensation of only those family members who are highly compensated without regard to family aggregation, then the actual contribution ratio is reduced in accordance with the "leveling" method but not below the actual contribution ratio of eligible non-highly compensated family members. Excess aggregate contributions are determined by taking into account the contributions of the eligible family members who are highly compensated without regard to family aggregation and are allocated among such members in proportion to their contributions. If further reduction of the actual contribution ratio is required, excess aggregate contributions resulting from this reduction are determined by taking into account the contributions of all eligible family members and are allocated among such family members in proportion to their contributions.

     (g)  DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS
          ----------------------------------------------

          Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable. Or if not forfeitable, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the combined ACP. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan. Furthermore, the distribution (or forfeiture, if applicable) of excess aggregate contributions shall be made on the basis of the respective portions of such amounts attributable to each Highly Compensated Employee.

     (h) Determination of Income or Loss: Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions shall be determined using
(i) or (ii) as a reasonable method.

                                     4-15

Income or loss allocable to the period between the end of the taxable year and the date of distributions may be disregarded or may be determined using the method described in (iii). The method chosen shall be: (1) nondiscriminatory;
(2) used for all the Plan's corrective distributions for the Plan Year; and (3) for purposes of (2)(ii) of this Section, used for allocating income to Participant's Accounts. The reasonable methods are:

          (i) The income or loss allocable to Excess Aggregate Contributions is the sum of: (1) income or loss allocable to the Participant's Employee Voluntary (After-Tax) Contribution Account, Matching Contribution Account, Qualified Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified non-elective Contribution Account and Elective Deferral Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's Account Balance attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year.

          (ii) The income or loss allocable to Excess Aggregate Contributions shall be determined by first calculating the total allocable income for the Plan Year attributable to Participant's Employee Voluntary (After-Tax) Contribution Account, Matching Contribution Account, Qualified Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified non-elective Contribution Account and Elective Deferrals, then multiplying the total allocable income by a fraction. The numerator of the fraction is the total excess amount distributable to the highly compensated employee and the denominator shall be the sum of the Participant's Account Balance attributable to Elective Deferrals, determined as of the beginning of the Plan Year.

          (iii) Safe Harbor Method of Determining Gap Period Income: The Employer may choose to determine the income during the period between the end of the Plan Year and the date of distribution under the methods in this sub-section or sub-sections (i) or (ii) above, or such income may be disregarded in determining income or loss.

                Gap Income allocable can be determined by using ten percent (10%) of the income allocable to Excess Aggregate Contributions for the Plan Year multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     (i) Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of Employees or applied to reduce Employer contributions.

     (j) Accounting for Excess Aggregate Contributions: Excess Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro rata basis from the Participant's Employee Contribution Account, Matching Contribution Account, and Qualified Matching Contribution Account (and, if applicable, the Participant's Qualified Non-elected Contribution Account or Elective Deferral Account, or both).

                                     4-16

     (k)  Definitions:

          "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

          (i) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

          (ii) The maximum Contribution Percentage Amounts permitted by the Average Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

4.14 QUALIFIED NON-ELECTIVE CONTRIBUTIONS
     ------------------------------------

     (a) The Non-elective Contribution, if any, made by the Employer according to Section 1.3(d) above, may (at the direction of the Plan Administrator) become a Qualified Non-elective Contribution in part or in whole.

     (b) In addition, in lieu of distributing Excess Contributions as provided in Section 4.8(a) of the Plan, or Excess Aggregate Contributions as provided in
Section 4.13(a) of the Plan, and to the extent elected by the Employer in the Plan, the Employer may make Qualified Non-elective Contributions on behalf of Non-highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage Test, or both, pursuant to regulations under the Code.

     (c)  Eligibility to Receive an Allocation of Qualified Non-elective
          --------------------------------------------------------------
Contributions
-------------

          An Employer may, through resolution of the Board or Employer certification, choose the following method of allocating Qualified Non-elective Contributions as an alternative to the method chosen in Section 1.3(d):

          The Qualified Non-elective Contribution shall be allocated to Non-highly Compensated Employees (based on their Compensation credited during the Plan Year, ranked in descending order) in the following manner: First the lesser of the amount needed to satisfy the Actual Deferral Percentage Test or the amount which does not exceed Code Section 415 limits shall be allocated to the Participant with the least amount of Compensation in the Plan Year. Second, this procedure shall be repeated for only as many Non-highly Compensated Employees as shall be needed to satisfy the Actual Deferral Percentage Test."

     (d) Definition: "Qualified Non-elective Contributions" shall mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in

                                     4-17
accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

4.15 NONFORFEITABILITY AND VESTING
     -----------------------------

     The Participant's account balance derived from Elective Deferrals, Qualified Non-elective Contributions, Employee Contributions, and Qualified Matching Contributions is nonforfeitable. Separate accounts for Elective Deferrals, Qualified Non-elective Contributions, Employee Contributions, Matching Contributions, and Qualified Matching Contributions will be maintained for each Participant. Each account will be credited with the applicable contributions and earnings thereon. Matching Contributions (including Qualified Matching Contributions) may be forfeited if the contribution to which they relate are Excess Deferrals Excess Contributions, or Excess Aggregate Contributions.

4.16 DISTRIBUTION REQUIREMENTS
     -------------------------

     (a) Elective Deferrals, Qualified Non-elective Contributions, and Qualified Matching Contributions, and income allocable to each are not distributable to a Participant or his or her Beneficiary or Beneficiaries, in accordance with such Participant's or Beneficiary or Beneficiaries election, earlier than upon separation from service, death, retirement or Total Disability.

     (b)  Such amounts may also be distributed upon:

          (1) Termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Section 4975(e)(7) or Section 409 of the Code) or a simplified employee pension plan as defined in Section 408(k).

          (2) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

          (3) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

     (4)  The attainment of age 59-1/2.

     (5)  The hardship of the Participant as described in Section 11.9.

     (c) All distributions that may be made pursuant to one or more of the forgoing distributable events are subject to the Spousal and Participant consent requirements (if applicable) contained in Sections 411(a)(11) and 417 of the Code. In addition, distributions after

                                     4-18

March 31, 1988, that are triggered by any of the first three events enumerated above must be made in a lump sum.

4.17 PARTICIPANTS' ACCOUNTS
     ----------------------

     (a) The Committee shall open and maintain an Employer Contribution Account and, if applicable, an Employer Matching Account for each Participant to which it shall credit the proper allocated share of the annual contributions made to the Trust by the Employer (not including contributions pursuant to Section 4.2(a), herein,) and the earnings, losses, increases or decreases of the total Trust Fund as herein provided.

     (b) The Committee shall open and maintain a separate and distinct Employee Contribution Account for each Participant to which it shall credit the amount of the contributions made to the Trust by the Participant and the earnings, losses, increases or decreases thereon. The value of the Participant's Employee Contribution Account shall be entirely nonforfeitable.

     (c) The Committee shall open and maintain a separate and distinct Employee Deferral Account for each Participant to which it shall credit amounts equal to the Compensation deferred by the Participant pursuant to Section 4.2(a), and the earnings, losses, increases or decreases therein. The value of the Participant's Employee Deferral Account shall be entirely nonforfeitable.

     (d) The maintenance of individual accounts is only for accounting purposes and, unless otherwise specifically provided herein or in the Trust Agreement, a segregation of the assets of the Trust Fund to each account shall not be required. The allocations, credits and notifications shall not vest in any Participant any right, title or interest in the Trust, except at the time or times and upon the terms and conditions herein provided.

     (e) If the Plan permits Participant directed accounts in Section 1.6(a), each Participant will direct the Trustee(s) as to the type of investment to be purchased with the Participant's account. The Trustee(s) may decline to implement participant instructions which would generate income that would be taxable to the Plan. The Trustee(s) may charge a Participant's Account for the reasonable expenses of carrying out the Participant's instructions. Otherwise, each Employee will have a ratable interest in all assets of the Trust. To the extent that the Participant directs the investment of his Account(s), the Plan Administrator shall not have any fiduciary responsibility with respect to such investments.

          In the event that the Plan permits Participants to direct the investment of their Accounts in some limited fashion (i.e. Plan Administrator offers a selection of four investment funds in which Participants may determine what percentage of their Account(s) shall be invested in each of the four investments), such limited investment direction shall not release the Plan Administrator or other Plan Fiduciary from liability or responsibility for such investments.

                                     4-19

4.18 ALLOCATIONS TO PARTICIPANTS' ACCOUNTS
     -------------------------------------

     (a) Employer Contributions under Section 4.2(a) shall be allocated to the respective Deferred Income Accounts in an amount equal to Participant deferrals under Section 4.4(a), credited with Trust Fund gains, losses, increases or decreases therein. Allocations shall not be dependent upon participation in the Plan as of any date subsequent to the date of allocation.

     (b) Employer Contributions and other amounts described in Section 4.2(b) for each Plan Year shall be allocated to the Employer Contribution Account and, if applicable, the Employer Matching Account of each Participant who is eligible to receive a contribution under Section 1.3. The Employer Contribution shall be allocated as provided for in Section 1.3 or Section 4.18(c).

          Notwithstanding the foregoing or any provisions in Article One or this Plan to the contrary, if the Plan would fail to meet the coverage requirements under Code Section 410(b) for the Plan Year and the correction procedures described in Section 1.3 of Article One shall be implemented in regard to Matching or Non-elective contributions, then the following rules shall apply in operation of this section:

          (1) The specific Non-Highly Compensated Participants who shall become eligible under the terms of the last paragraph of Section 1.3(c)(4) and/or
Section 1.3(d)(3)(ii) shall be those who are actively employed on the last day of the Plan Year.

          (2) If after application of paragraph (1) above, Code Section 410(b) is still not satisfied, then the group of Participants eligible to share in the Employer's contribution and Forfeitures for the Plan Year shall be further expanded to include the minimum number of Non-Highly Compensated Participants who are not actively employed on the last day of the Plan Year.

     (c) If the Employer has chosen to allow permitted disparity in the Plan (i.e. integrate the Plan) as specified in Section 1.3(d), Employer Contributions for the Plan Year will be allocated to Participants' accounts as follows:

          STEP ONE: Contributions and forfeitures will be allocated to each Participant's account in the ratio that the sum of each Participant's total Compensation bears to all Participants' total Compensation, but not in excess of 3% of each Participant's Compensation.

          STEP TWO: Any contributions and forfeitures remaining after the allocation in Step One will be allocated to each Participant's Account in the ratio that each Participant's Compensation for the Plan Year in excess of the integration level bears to the excess Compensation of all Participants, but not in excess of 3%.

          STEP THREE: Any contributions and forfeitures remaining after the allocation in Step Two will be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the Integration Level bears to

                                     4-20
the sum of all Participants total Compensation and Compensation in excess of the Integration Level, but not in excess of the maximum profit sharing disparity rate.

          STEP FOUR: Any remaining Employer Contributions or forfeitures will be allocated to each Participant's account in the ratio that each Participant's total Compensation for that year bears to all Participants' total Compensation for that year.

          The integration level shall be equal to the taxable wage base or such lesser amount elected by the Employer in Section 1.3(d). The taxable wage base ("TWB") is the maximum amount of earnings which may be considered wages for a year under Section 3121 (a)(1) of the Code in effect as of the beginning of the Plan Year.

          Compensation shall mean Compensation as defined in Section 2.9 of the Plan.

          The maximum profit sharing disparity rate is equal to the lesser of:

          (1)  2.7%; or

          (2) the applicable percentage determined in accordance with the table below -

               If the Integration Level:

               is more         but not more       the applicable percentage
                than              than                       is:

                  $0                X*                      2.7%

                X*ofTWB         80%ofTWB                    1.3%

               80% of TWB          Y**                      2.4%

               *X = the greater of $10,000 or 20 percent of the TWB.

               **Y = any amount more than 80% of the TWB but less than 100%
                     of the TWB.

               If the Integration Level used is equal to the taxable wage base, the applicable percentage is 2.7%.


               If the Plan is Top-heavy for any Plan Year, Employer Contributions for the Plan Year plus any forfeitures must be allocated to Participants' accounts so that each Participant receives the percentage of Compensation as indicated in Section 1.3(d) or the highest percentage allocated to a Key Employee, if less.

               For Plan Years in which the Plan is not Top-Heavy, Step One and Step Two above shall not apply and the applicable percentage shown above as the maximum profit-

                                     4-21
sharing disparity rate shall be increased by 3% (e.g. the applicable percentage for an Integration level equal to the taxable wage base shall be 5.7%, instead of 2.7%).

          In the event that the Employer sponsors more than one plan which involves permitted disparity (integration), then the maximum disparity allowance shall not exceed one hundred percent (100%). In the alternative an Employer may elect to only allow permitted disparity in one of the plans sponsored by such Employer.

     (d) As of each allocation date, the Committee shall determine the fair market value of the net Trust Fund assets, excluding the Employer's contribution due to the Trustee as of that date and any amounts which are distributable to Participants whose participation has terminated on or before such allocation date. Any increase or decrease in the fair market value of such asset as of the preceding allocation date shall be allocated to the Participant's Account(s) of each Employee who is a party-in-interest on such allocation date. The Employer and the Committee do not to any extent warrant or represent that the value of a Participant's Account at any time will equal the amount previously allocated thereto.

     (e) The Participant's Account(s) of a Participant whose participation is terminated on other than an allocation date shall be valued as provided for in
Section 1.5(g). The percentage thus determined shall be applied to the Accounts of all Participants who terminate following the selected valuation date and before the next valuation date.

     (f) Subject to Sections 1.3(c)(7) and 1.3(d)(5), all amounts held by the Trustee representing the forfeited interest of a former Participant shall be retained in the Trust Fund and allocated in accordance with Sections 1.3(c)(6) and 1.3(d)(4) hereof. Such allocation of the forfeited interest shall be made on the allocation date following the date that such nonvested interest is forfeited. A nonvested Interest shall be forfeited (become a Forfeiture) for purposes of this Section 4.18(f) on one of the following dates: (1) the date upon which the Participant terminates employment; (2) the date upon which a terminated Participant incurs a one-year Break in Service; (3) the date upon which a terminated Participant incurs five consecutive one-year Breaks in Service; or (4) the Anniversary Date following or coincident with the date upon which the Participant terminates employment. In the event that the former Participant is rehired by the Employer and makes repayment in accordance with
Section 11.11, the forfeited amount shall be restored to such Participant's Account from current Forfeitures or from contributions by the Employer.

     (g) If through mistake a Participant either receives an allocation or does not receive an allocation, the mistake shall be rectified upon the next allocation following the discovery of the mistake. If an allocation was not made, the Participant's account shall receive an allocation which shall include the amount which should have been allocated plus an amount which will make the Participant's account whole. If an allocation was made in an amount which exceeds the amount which should have been made, the Participant's account will be reduced by the appropriate amount.

                                     4-22

4.19 LIMITATIONS OF BENEFITS AND CONTRIBUTIONS
     -----------------------------------------

     (a) If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an annual addition as defined in
Section 2.5, the amount of Annual Additions which may be credited to the Participant's account for any Limitation Year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation Year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the maximum permissible amount.

     (b) Prior to determining the Participant's actual 415 Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

     (c) As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year will be determined on the basis of the Participant's actual 415 Compensation for the Limitation Year.

     (d) If pursuant to Section 4.19(c), or as a result of the allocation of forfeitures, there is an excess Annual Addition amount, the excess will be disposed of using one of the following methods:

          (1) Any Excess deferrals, to the extent they would reduce the excess amount, will be returned to the Participant and such returned Excess deferrals shall not be used in the Actual Deferral Percentage Test in Section 4.6; or

          (2) Any nondeductible voluntary Employee contributions, to the extent they would reduce the excess amount, will be returned to the Participant; or

          (3) If the Participant is covered by the Plan at the end of the Limitation Year: (i) Employee Deferrals relating to the present Plan Year shall be returned within a one year period following the relevant Plan Year end; and/or (ii) the excess Annual Addition amount in the Participant's account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

          (4) If the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce current or succeeding Employer Contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                                     4-23

          (5) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, the suspense account will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer Contributions or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

     (e) This Section applies, if in addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the Employer or an individual medical account, as defined in
Section 415(l)(2) of the Code, maintained by the Employer, which provides an annual addition as defined in Section 2.5, during any Limitation Year. The Annual Additions which may be credited to a Participant's account under this Plan for any such Limitation Year will not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Addition exceeds the maximum permissible amount, the annual addition will be limited in accordance with Sections 4.19(i) through 4.19(k).

     (f) The Annual Addition to a Participant's Account shall be automatically frozen to preclude the possibility that the limitations imposed by Section 415(c) of the Code are exceeded.

     (g) Prior to determining the Participant's actual 415 Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant in the manner described in Section 4.19(b).

     (h) As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year will be determined on the basis of the Participant's actual 415 Compensation for the Limitation Year .

     (i) If, pursuant to Section 4.19(h) or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

     (j) If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of,

          (1)  the total excess amount allocated as of such date, times

          (2) the ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the

                                     4-24

Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans.

     (k) Any excess amount attributed to this Plan will be disposed of in the manner described in Section 4.19(d).

     (l) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with Section 1.3(i).

          (1) If the sum of such fractions exceeds 1.0 and neither plan has either been terminated at any time Including the last day of the Limitation Year in which the fractions exceed 1.0 or determined to be a multi-Employer plan (within the meaning of Section 414(f) of the Code), the Employer may elect, in a manner determined by the Commissioner of Internal Revenue Service, the plan that is to be disqualified. Where a controlled group of businesses exist (within the meaning of Section 414(b), (c) and (m) of the Code), the Employers within the controlled or affiliated group may elect, in a manner determined by the Commissioner of Internal Revenue Service, the plan that is disqualified. However, such election is not effective unless made by all of the Employers within the controlled or affiliated group. For purposes of this Section, the elected plan is deemed disqualified in the year in which the fractions exceed 1.0.

     (m) Definitions. The following definitions shall apply for purposes of limitations of Benefits and Contributions:

          (1) 415 Compensation or 415 Safe Harbor Compensation: A Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances) and excluding the following:

               (i) Employer Contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer Contributions under a simplified Employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

               (ii) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                                     4-25

               (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludible from the gross income of the Employee).

          For Limitation Years beginning after December 31, 1991, for the purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year.

          Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in Section 414(q) of the Code) and contributions made on behalf of such Participant are nonforfeitable when made.

          (2) Defined contribution dollar limitation: $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

          (3) Employer: For purposes of this Article, Employer shall have the same meaning as in Section 2.21.

          (4) Excess amount: The excess of the Participant's Annual Additions for the Limitation Year over the maximum permissible amount.

     (5) Highest Average Compensation: The average Compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the twelve (12) consecutive month period defined in Section 2.52.

     (6) Limitation Year: A calendar year, or the twelve (12) consecutive month period elected by the Employer in Section 1.1(e). All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

     (7) Master or Prototype Plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

     (8) Maximum permissible amount: The maximum annual addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of:

          (i)  the defined contribution dollar limitation, or

                                     4-26

          (ii) 25 percent of the Participant's Compensation for the Limitation Year.

          The Compensation limitation referred or in Section 4.19(m)(8)(ii) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Section 415(l)(1) or 419A(d)(2) of the Code.

          If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the maximum permissible amount for such year will not exceed the defined contribution dollar limitation multiplied by the following fraction:

          Number of months in the short Limitation Year
          ---------------------------------------------
                           twelve (12)

     (9) Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

          (i) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

          (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

4.20 ROLLOVER CONTRIBUTIONS
     ----------------------

     If permitted in Article One, Section 1.3(f), the Plan may accept any amounts received by a Participant from another qualified plan, either directly within sixty (60) days after such receipt or through the medium of an individual retirement account, provided that such individual retirement account contains no assets other than those allowed by law for a tax-free rollover contribution. Such amounts shall be held by the Trustee and a separate accounting shall be made for them. All such amounts shall be fully vested and their value shall be paid to the Participant in the manner the Participant elects at the time the Participant is entitled to a distribution of benefits hereunder. Amounts so received by the Plan shall not be counted when determining whether the limitations on contributions and benefits set forth in Section 4.19 has been exceeded. Rollover or transferred assets and the income or other property derived therefrom may be held and administered by the Trustee in a segregated Trust account. All such amounts may be withdrawn by the Participant at any time.

4.21 DIRECT TRANSFERS
     ----------------

     If permitted in Article One, Section 1.3(g), the Plan may accept any amounts transferred directly to it by another qualified retirement plan qualified pursuant to Code Section 401, or

                                     4-27
through the medium of an individual retirement account provided that such individual retirement account contains no assets other than those allowed by law for a tax free rollover or transfer of assets. All such amounts may be withdrawn by the Participant at any time. Notwithstanding the foregoing sentence, elective deferrals [as defined in Code Section 402(g)] transferred into this Plan directly from another qualified Code Section 401(k) cash or deferred arrangement may not be withdrawn until a distributable event occurs pursuant to the requirements of Section 4.16 of the Plan.

                                     4-28

                                 ARTICLE FIVE

                       VESTING OF EMPLOYER CONTRIBUTIONS

5.1  FULL VESTING

     The full amount credited to a Participant's Account shall be nonforfeitable when the Participant attains Normal Retirement Age or when the Participant's participation terminates by death, a judicial declaration of the Participant's incompetence, Total Disability, or upon termination or partial termination of the Plan. Any amount credited to a Participant's Account attributable to the Employer's Contribution for the Plan Year in which occurs termination for one of the reasons enumerated in the foregoing sentence shall also be completely nonforfeitable at the time of such contribution. Employee contributions and earnings thereon will be nonforfeitable at all times. Any amount credited to a Participant's Deferred Income Account, if any, will be nonforfeitable. In the event of a complete discontinuance of contributions under the Plan, the Account Balance of each affected Participant will be nonforfeitable.

     A Participant shall not fail to attain Normal Retirement Age on the earlier of: (a) the time a Plan Participant attains Normal Retirement Age as specified in Section 1.5(a) of the Plan, or (b) the later of: (i) the time a Plan Participant attains age 65, or (ii) the fifth anniversary of the time a Plan Participant commenced participation in the Plan.

5.2  INCREMENTAL VESTING

     Except as otherwise provided herein, a Participant's Account shall vest in accordance with the vesting schedule set forth in Section 1.4(b).

     For Plan Years in which the Plan is deemed to be a Top-Heavy Plan, a Participant's Account shall vest in accordance with the Top-Heavy Vesting Schedule provided for under Section 1.4(b)(4).

5.3  YEAR OF SERVICE RULES - VESTING

     Subject to the provisions of Section 1.2(d), when computing the period of service under the Plan for purposes of determining a Participant's vested interest in the Participant's account, all of the Participant's Years of Service with the Employer shall be taken into account except as follows:

     (a) A Year of Service which is not required to be taken into account by reason of a Break in Service shall be disregarded.

     (b) In the case of a Participant who has incurred a one (1) year Break in Service, Years of Service before such break will not be taken into account until the Participant has completed a Year of Service after such Break in Service.

     (c)  In the case of a Participant who has five (5) or more consecutive one
(1) year Breaks in Service all service after such Breaks in Service will be disregarded for the purpose of

                                      5-1
vesting the Employer-derived Account Balance that accrued before such Breaks in Service. Such Participant's pre-break service will count in vesting the post-break Employer-derived Account Balance only if either:

          (1) such Participant has any nonforfeitable interest in the Account Balance attributable to Employer Contributions at the time of separation from service; or

          (2) upon returning to service the number of consecutive one (1) year Breaks in Service is less than the number of Years in Service.

     Separate accounts will be maintained for the Participant's pre-break and post-break Employer-derived Account Balance. Both accounts will share in the earnings and losses of the fund.

     (d) If the Plan makes a distribution to a Participant at a time when the Participant is less than one hundred percent (100%) vested in the Participant's Employer-derived benefits and there is no five (5) consecutive one (1) year Breaks in Service prior to a "relevant time" subsequent to such distribution,

          (1) A separate account will be established for the Participant's interest in the Plan as of the time of distribution, and

          (2) At any relevant time the Participant's vested portion of the separate account will not be less than an amount ("X") determined by the following formula:

          X   =   P(AB + (R X D)) - (R X D), where

          P   =   vested percentage at the relevant time

          AB  =   Account Balance at the relevant time

          D   =   amount of distribution

          R   =   ratio of the Account Balance at the relevant time to
                  the Account Balance after distribution.

          (e) In the case of a Participant who has no vested right in Employer-derived benefits at the time the Participant incurs a Break in Service, Years of Service completed by such Participant before such break shall not be taken into account for purposes of determining the nonforfeitable percentage of the Participant's right to Employer-derived benefits if at such time the number of consecutive one-year Breaks in Service included in the Participant's most recent Break in Service equals or exceeds the greater of five (5) or the aggregate number of the Participant's Years of Service, whether or not consecutive, completed before such break. In computing the aggregate number of Years of Service prior to the Break in Service, Years of Service which are disregarded under this Section by reason of any prior Break in Service shall be disregarded.

                                      5-2

5.4  EFFECT OF CERTAIN CASH-OUT

     (a) For purposes of determining the Participant's Account Balance under the Plan, the Plan shall disregard Years of Service performed by the Participant with respect to which the Participant has received a distribution of the present value of the Participant's entire nonforfeitable benefit if such distribution was no more than Three Thousand Five Hundred Dollars ($3,500.00) (or an amount permitted under regulations prescribed by the Secretary of Treasury) or a distribution of the present value of the Participant's nonforfeitable benefit attributable to such service which the Participant elected to receive. A Participant who has no nonforfeitable benefit shall be considered to be "cashed-out" for all purposes upon termination of employment.

          Any distribution under this Section 5.4(a) which exceeds $3,500.00 shall be subject to the consent of the Participant and, if any, the Participant's Spouse. If the Account Balance at the time of any distribution exceeds $3,500.00, then the Account Balance at any subsequent time shall be deemed to exceed $3,500.00 and such subsequent distribution shall be subject to the written consent of the Participant and the Participant's Spouse, if applicable.

     (b) In order for a distribution to be considered a "cash out" under this Plan, a Participant receiving such distribution must have terminated employment with the Employer. All Participants who have been "cashed-out" under the provision of Section 5.4(a) above, shall have the opportunity to repay the full amount of the distribution upon resumption of employment with the Employer in accordance with the provisions of Section 11.11 herein.

    (c) If a distribution is made at a time when a Participant has a nonforfeitable right to less than 100 percent of the Account Balance derived from Employer Contributions and the Participant may increase the nonforfeitable percentage in the account:

          (1) A separate account will be established for the Participant's interest in the Plan as of the time of the distribution, and

          (2) At any relevant time the Participant's nonforfeitable portion of the separate account will be equal to an amount ("X") determined by the formula:

          X = P(AB + (R x D)) - (R x D)

     For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time, AB is the Account Balance at the relevant time, D is the amount of the distribution, and R is the ratio of the Account Balance at the relevant time to the Account Balance after distribution.

5.5  VESTING COMPUTATION PERIOD

     The vesting computation period shall mean the twelve consecutive-month period (or its equivalent) as defined in Article One. Hours of Service completed within each Vesting Computation Period shall be used when determining whether a Participant has completed a Year of Service or has incurred a Break in Service for purposes of this Article.

                                      5-3

     Notwithstanding the foregoing, in the event that a Year of Service for Eligibility or Vesting is based on Elapsed Time using a 365-day period of service, then the Vesting Computation Period shall mean Year of Service as defined in Article One, Section 1.1.

     In the event of a short Plan Year, there shall be overlapping Vesting Computation Periods. The first Vesting Computation Period shall begin on the first day of the short Plan Year and end twelve months thereafter and the overlapping Vesting Computation Period shall begin on the first day of the new Plan Year and end on the last day of the new Plan Year.

5.6  AMENDMENT TO VESTING SCHEDULE

     (a) If the vesting schedule of this Plan is amended, the new vesting schedule shall satisfy the requirements set forth in Code Section 411(a)(2)(A),
(B) or (C) for all Years of Service.

     (b) If the vesting schedule of this Plan is amended, then in the case of an Employee who is a Participant on the date the amendment is adopted or the date the amendment is effective, if later, the vested percentage of the Participant's right to the Participant's Employer-derived benefit, determined as of such date, shall not be less than the Participant's percentage computed under the Plan without regard to such amendment.

     (c) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears.

     The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

          (1)  60 days after the amendment is adopted;

          (2)  60 days after the amendment becomes effective; or

          (3) 60 days after the Participant is issued written notice of the amendment by the Employer or Committee.

     (d) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Account Balance. Notwithstanding the preceding sentence, a Participant's Account Balance may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this Section 5.6(c), a Plan amendment which has the effect of decreasing a Participant's Account Balance or eliminating an optional form of benefit, with

                                      5-4
respect to benefits attributable to service before the amendment shall be treated as reducing an Account Balance. Furthermore, if the vesting schedule of this Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived Account Balance will not be less than the percentage computed under this Plan without regard to such amendment.

                                      5-5

                                  ARTICLE SIX

                         THE ADMINISTRATIVE COMMITTEE

6.1  COMMITTEE MEMBERSHIP

     The Plan shall be administered by an Administrative Committee appointed by and serving at the pleasure of the Employer. Any Employee may serve as a member of the Committee, although members need not be Employees. Any member of the Committee may be removed by the Employer, and members shall hold office until resignation, death, removal or disqualification. Vacancies in the Committee arising for whatever reason shall be filled by the Employer as soon as is reasonably possible after the vacancy occurs, and until a new appointment is made the remaining member or members shall have full authority to act. The Employer shall file with the Trustee written notice of the names of the members of the Committee together with specimen signatures, and as changes take place in membership, that fact and the names and specimen signatures of the new members shall be filed by the Employer with the Trustee.

6.2  COMMITTEE ACTION

     The Committee shall choose a Secretary who shall keep minutes of the Committee's proceedings and all data, records and documents pertaining to the Committee's administration of the Plan. The Committee shall act by a majority of its members at the time in office and such action may be taken by a vote either at a meeting or in writing without a meeting. The Committee may by such majority action authorize its Secretary or any one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of those so designated. The Trustee thereafter shall accept and rely conclusively upon any direction or document executed by such Secretary, member or members as representing action by the Committee until the Committee files with the Trustee a written revocation of such designation.

6.3  ADMINISTRATIVE RULES

     The Committee shall exercise all discretionary powers in the administration of any matters which come under its functions and may, from time to time, formulate such rules for the administration of the Plan as it may deem necessary so long as such rules are not inconsistent with the terms of the Plan itself.

6.4   POWERS OF THE COMMITTEE

      The Committee, on behalf of the Participants and their Beneficiaries, is hereby designated as the Named Fiduciary referred to in Section 402(a) of ERISA. The Committee shall enforce the Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish those objectives, including, but not by way of limitation, the following:

                                   6-1

     (a) To determine all questions relating to the eligibility of Employees to participate;

     (b) To compute and certify to the Trustee the amount and kind of benefit payable to Participants and their Beneficiaries;

     (c)  To authorize all disbursements by the Trustee from the Trust Fund;

     (d) To maintain all the records necessary for the administration of the Plan other than those maintained by the Trustee;

     (e) To make and publish such rules for the regulation of the Plan as are not inconsistent with the terms hereof;

     (f) To authorize the Trustee to purchase contracts of life insurance on the lives of Key Employees whose death might adversely affect the earnings of the Employer. Any such contract shall be owned by the Trustee, and any and all benefits, including any amounts payable upon the death of the insured Employee, shall be payable to the Trustee and considered as an investment for the benefit of the Trust as a whole;

     (g) To authorize the Trustee to purchase, for the benefit of the individual Participants, contracts of life insurance or annuities on an annual or single premium basis at retirement or prior thereto, and on such terms and conditions as the Committee may prescribe.

     (h) To direct the Trustee to sell any assets held in the Trust and to direct the Trustee in all respects concerning investments to be made with funds available to the Trust for that purpose.

     (i)  To accept service of legal process on behalf of the Plan.

     (j) To file with the appropriate government agency (or agencies) the annual report, plan description, summary plan description, and other pertinent documents which may be duly requested.

     (k) To furnish each Employee and each beneficiary receiving benefits hereunder a summary plan description explaining the Plan.

     (l) To file such terminal and supplementary reports as may be necessary in the event of termination of the Plan; and to allocate the assets of the Plan available to provide benefits to Employees in the event the Plan should terminate.

6.5  EMPLOYMENT OF ADVISERS

     The Committee may, in its discretion, employ agents, brokers, attorneys (including attorneys for the Employer), accountants, investment counsel, or such other assistants as it may deem proper to discharge its responsibilities, and the Employer agrees to pay all fees and expenses incurred in connection therewith. However, such fee may be paid by the Trustee upon written direction of the Committee.

                                     6-2

6.6  INFORMATION TO BE COMMUNICATED

     In order to enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee, including all pertinent facts as the Committee may require. The Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's administration of the Plan.

6.7  COMPENSATION AND INDEMNITY

     (a) The members of the Committee shall serve without compensation for their services thereunder. All expenses of the Committee shall be paid by the Employer or by the Plan, and the Employer shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

     (b) The Employer shall indemnify and hold harmless the members of the Committee from and against any and all liabilities, claims, demands, costs and expenses (including attorneys' fees), arising out of an alleged breach in the performance of their fiduciary duties under the Plan and under ERISA, other than such liabilities, claims, demands, costs and expenses as may result from the gross negligence or willful misconduct of such persons. The Employer shall have the right, but not the obligation, to conduct the defense of such persons in any proceeding to which this Paragraph applies. In lieu of the foregoing, the Employer may satisfy its obligations under this Paragraph through the purchase of a policy or policies of insurance providing equivalent protection.

6.8  DUTY OF CARE

     In discharging each of the duties and responsibilities assigned to it under this Plan, the Committee shall act solely in the interests of the Participants and Beneficiaries of the Plan and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. In the exercise of any discretion, the Committee shall not discriminate in favor of Participants who are officers, stockholders or Highly Compensated Employees. No member of the Committee may participate in any decision which involves solely the member's interest as a Participant separate and distinct from the member's status as a member of the group of Participants.

6.9  ESTABLISHMENT OF FUNDING POLICY

     The Committee from time to time shall establish a funding policy and method for the Plan which is consistent with the objectives of the Plan and the requirements of ERISA. The funding policy and method, as established and amended from time, shall be communicated to the Trustee in order that the Trustee may coordinate the investment policies of the Trust Fund consistent with such funding policy and method.

                                     6-3

                                 ARTICLE SEVEN

                              THE TRUST AGREEMENT

7.1  TRUST AGREEMENT

     The Employer shall enter into a Trust Agreement to effectuate the purposes of the Plan as it may be in force from time to time. The duties, responsibilities and powers of the Trustee shall be limited as specifically provided in the Plan and the Trust Agreement.

7.2  RELATIONSHIP OF COMMITTEE AND TRUSTEE

     (a) The Committee shall direct the administration of the Plan and the Trustee shall follow the written directions of the Committee, or any member of the Committee who shall be designated from time to time, which are communicated to the Trustee. The Committee shall notify the Trustee of any changes in the membership of the Committee. The Trustee shall follow directions of the member whose authority to act on behalf of the Committee was last certified to the Trustee, regardless of changes in membership of the Committee. Any direction or notification by the Committee or member thereof to the Trustee shall be effective upon delivery in writing to the Trustee.

     (b) If it is necessary to perform some act hereunder and there is neither direction in this Plan nor direction of the Committee on file with the Trustee, and no such direction can be obtained after reasonable inquiry, the Trustee shall have full power and direction to act.

     (c) The Employer will indemnify and hold harmless the Trustee of and from any liability, loss, cost or expense arising from or in any way connected with its acting upon a direction of the Committee, or failing to act because of the lack of any direction from the Committee where the Trustee has no duty to act in the absence of direction from the Committee.

     (d) The Trustee shall have no duty to enforce collection or payment to it of any contribution nor to determine or verify the accuracy thereof.

7.3  RULE AGAINST PERPETUITIES

     Unless sooner terminated in accordance with other provisions of this Plan, the Plan and Trust Agreement shall in any event terminate upon the death of the last survivor of such of the Participants who are living on the day of execution of this Plan.

                                      7-1

                                 ARTICLE EIGHT

                             THE INSURANCE COMPANY

8.1  INSURER NOT A PARTY HERETO

     No Insurer issuing a life insurance policy in connection with this Plan shall be deemed to be a party hereto.

8.2  NOTIFICATION OF CHANGES IN PLAN

     The Insurer may assume, in dealing with the Trustee, that no modification or alteration has been made in the terms of the Plan until notice of such modification or alteration has been given to the Insurer.

8.3  OWNERSHIP OF POLICIES

     The Insurer shall deal with the Trustee as owner of all policies and shall accept the signature of the Trustee in connection with any application, changes or any action under the policies. The Insurer is authorized at all times to deal with the Trustee of the Plan.

8.4  ACTION OF INSURER

     No such Insurer shall be required to concern itself with the terms of this Plan or question any action of the Trustee and/or of the Committee, or be responsible to see that any action of the Trustee and/or the Committee is authorized by the terms of this Plan.

8.5  EXECUTION OF DOCUMENTS

     Any and all certificates or other documents requiring signature of the Trustee shall be executed in its name as Trustee. Any documents which may require the signature of the Committee shall be executed in its name by a majority of its members thereof or by any member thereof who has been authorized to sign on its behalf under the terms of this Plan. When so executed, any such documents may be received by the Insurer as conclusive evidence of any of the matters mentioned in this Plan, and the Insurer shall be fully protected in taking or permitting any action to be taken on the strength thereof and shall incur no liability or responsibility for so doing.

                                      8-1

                                 ARTICLE NINE

                          TYPE OF INSURANCE CONTRACT

9.1  PURCHASE OF CONTRACT

     (a) If permitted by the provisions of Section 1.6(c), and in the event that the Committee elects life insurance as a Plan investment, the Trustee, as directed by the Committee, shall purchase at standard rates individual level-premium whole life insurance or term insurance contracts.

     (b) The Trustee shall apply for and will be the owner of any insurance contract purchased under the terms of this Plan. The insurance contract(s) must provide that proceeds will be payable to the Trustee, however the Trustee shall be required to pay over all proceeds of the contract(s) to the Participant's designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant's spouse will be the designated Beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Section 12.2(a), Joint and Survivor Annuity Requirements, if applicable. In the event of any conflict between the terms of this Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

9.2  UNINSURABLE PARTICIPANTS

     For each Participant who is found by the Insurer to be uninsurable or not insurable at standard rates, the Trustee, as directed by the Committee, shall purchase either a similar life insurance contract for the same amount of premium but containing a lesser death benefit as specified in a schedule attached to the contract, or a retirement annuity contract on the life of such Participant with a death benefit on death before Normal Retirement Date in an amount equal to the total of premiums paid or the cash surrender value of such contract, whichever is greater.

     9.2.1  VOLUNTARY WAIVER OF INSURANCE CONTRACT
            --------------------------------------

            Once eligible, a Participant may voluntarily elect to waive his right to purchase or to have insurance purchased on his life in the Plan. A Participant shall be deemed to waived his right to insurance in the event that he (or his spouse, if applicable) refuses to execute a waiver form and fails to comply with the requirements of the insurer for issuance of an insurance contract.

            Upon the death of a Participant who has waived (or deemed to have waived) his right under this section, the designated Beneficiary shall only be entitled to receive an amount equal to the Participant's Accounts.

                                     9-1

9.3  APPLICATION FOR CONTRACTS

     The original applications for contract or contracts to be issued hereunder shall be made to the insurer as designated by the employer. the employer, in its sole discretion, may thereafter designate any insurance company to which subsequent applications may be made. the type of such contracts or any features thereof or supplements or additions thereto shall be determined by the committee. the failure of the employer to obtain any contract applied for shall not give rise to any right, claim or benefit to any employee. the contract or contracts shall be applied for by the employer at or on the effective date and by the trustee at any anniversary date as directed by the committee.

9.4  PAYMENT OF PREMIUMS

     The Trustee shall be under no duty to pay premiums on contracts of life insurance or annuities held by the Trustee as an investment hereunder unless adequate funds are available therefor, and only upon direction by the Committee. When the Committee directs the Trustee to make such premium payments, the Committee shall direct the Trustee with respect to the source of funds for such payment.

9.5  APPLICATION OF DIVIDENDS

     (a) If the Plan is a fully insured Plan, any dividends or credits earned on insurance contracts will be applied, within the taxable year of the Employer in which received or within the next succeeding taxable year, toward the next premium due before any further Employer Contributions are so applied.

     (b) If the Plan is a Trusteed Plan, any dividends or credits earned on insurance contracts will be allocated to the Participant's account derived from Employer Contributions for whose benefit the contract is held.

9.6  PARTICIPANT'S ELECTION

     Subject to Section 1.6(c) and Section 9.1, each Participant may direct the Committee with respect to the amount, if any, of each contribution made by the Employer on behalf of said Participant which shall be applied to the purchase, as an investment and for the benefit of said Participant, of a life insurance contract or contracts. Upon such direction, the Committee shall direct the Trustee to pay premiums and apply for and secure said life insurance contract or contracts, subject to the restrictions provided herein and provided that the total premiums paid or due for life insurance on the life of any Participant shall not exceed the amounts stated in Section 9.8 of this Plan. A new Participant may give direction in writing upon entry into the Plan, and an existing Participant shall give direction in writing within the thirty (30) day period preceding the Anniversary Date of the Plan. These directions may be changed, amended or revoked only by a further direction in writing in the same manner as the initial direction aforesaid and the initial direction shall remain in effect until changed, amended or revoked. Upon the failure of said Participant to give direction, the Committee shall make its own determination as to the amount,

                                      9-2
if any, of the Employer's Contribution made on behalf of said Participant which shall be so applied.

9.7  DISTRIBUTION OF INSURANCE CONTRACTS

     Subject to Article Twelve, Joint and Survivor Annuity Requirements, the contracts on a Participant's life will be converted to cash or an annuity or distributed to the Participant upon commencement of benefits.

9.8  LIMITATIONS

     (a) The Administrator shall limit the premiums invested in ordinary life insurance on the life of each Participant to less than fifty percent (50%) of the aggregate of all contributions and Forfeitures allocated to each such Participant's Accounts.

     (b) The Administrator shall limit the premiums invested in term life insurance on the life of each Participant to less than twenty-five percent (25%) of the aggregate of all contributions and Forfeitures allocated to each such Participant's Accounts.

                                     9-3

                                  ARTICLE TEN

                           APPLICATIONS FOR BENEFITS

10.1  APPLICATION PROCEDURE

      Participants should submit applications for benefits under the Plan to the Committee at the principal office of the Employer. Applications for benefits should be in writing on the forms prescribed by the Committee and must be signed by the Participant and the Participant's spouse (if applicable), or in the case of a death benefit, by the Beneficiary or legal representative of the deceased Participant. The Committee reserves the right to require that the Participant furnish proof of his age and that of his joint annuitant, if any, prior to processing any application. Each application shall be acted upon and approved or disapproved within sixty (60) days following its receipt by the Committee. In the event any application for benefits is denied in whole or in part, the Committee shall notify the applicant in writing of such denial and of the applicant's right to a review of such denial, and shall set forth in a manner calculated to be understood by the applicant specific reasons for such denial, specific references to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the applicant to perfect the application, an explanation of why such material or information is necessary, and an explanation of the Plan's review procedure.

10.2  REVIEW PROCEDURE

      Any person or duly authorized representative whose application for benefits is denied in whole or in part may appeal from such denial to the Committee for a review of the decision by submitting to the Committee, within sixty (60) days after receiving written notice of the denial of the application for benefits, a written statement requesting a review of the application for benefits by the Committee, setting forth all of the grounds upon which the request for a review is based and any facts in support thereof, and setting forth any issues or comments which the applicant deems pertinent to the application.

10.3  COMMITTEE ACTION

      (a) The Committee shall meet from time to time to review applications for benefits submitted pursuant to this Article. The Committee shall act upon each application within sixty (60) days following receipt of the applicant's request for review by the Committee, unless special circumstances require an extension. Such extension cannot extend beyond one hundred twenty (120) days after receipt of the appeal by the Committee. If the Committee fails to act within sixty (60) days or, if special circumstances extend it to one hundred twenty (120) days, the application will be treated as denied and the applicant may appeal for a review.

      (b) The Committee shall make a full and fair review of each such application and any written materials submitted by the applicant or the Employer in connection therewith, and may require the Employer or the applicant to submit such additional facts, documents, or other evidence as the Committee, in its sole discretion, deems necessary or advisable in making such a review. On the basis of this review, the Committee shall make an independent determination of

                                     10-1
the applicant's eligibility for benefits under the Plan. The decision of the Committee on any application for benefits shall be final and conclusive upon all persons if supported by the substantial evidence in the record.

      (c) In the event the Committee denies an application in whole or in part, the applicant shall be given written notice of the decision setting forth in a manner calculated to be understood by the applicant the specific reasons for such denial and specific references to the pertinent Plan provisions upon which the Committee based its decision.

                                     10-2

                                ARTICLE ELEVEN

                           DISTRIBUTION OF BENEFITS

11.1  RETIREMENT BENEFITS

      When a Participant reaches his Early Retirement Date or Normal Retirement Date, the Participant shall be entitled to retirement income and benefits which shall be based upon the value of the Participant's Account(s). Participants who meet the service requirement for Early Retirement but who separate from service prior to satisfying the age requirement, shall be entitled to receive the benefit when the age requirement is satisfied.

11.2  MODES OF DISTRIBUTION

      The Trustee, when so directed by the Committee, shall make distribution in a form provided for in Section 1.5(e), provided that each such mode shall have the same present value. The alternative modes of settlement are:

      (a) A cash lump sum. However, a Participant's benefit may not be cashed out without the Participant's written consent if the present value of any Participant's nonforfeitable Account Balance exceeds Three Thousand Five Hundred Dollars ($3,500.00), and if such benefits are paid in the form of a cash lump sum, the provisions of Section 11.12 hereof shall apply. The Three Thousand Five Hundred Dollars ($3,500.00) shall be determined by using both employer and employee contributions, but not accumulated deductible contributions.

      Any distribution under Section 5.4(a) which exceeds $3,500.00 shall be subject to the consent of the Participant and, if any, the Participant's Spouse. If the Account Balance at the time of any distribution exceeds $3,500.00, then the Account Balance at any subsequent time shall be deemed to exceed $3,500.00 and such subsequent distribution shall be subject to the written consent of the Participant and the Participant's Spouse, If applicable.

      (b) Substantially equal installments with or without a period certain, payable not less frequently than annually. However, the benefits to which the Participant is entitled must be paid over a period not exceeding the life expectancy of the Participant determined at the date of the Participant's retirement or the joint life expectancy of the Participant and a designated Beneficiary. If the distribution is to be made in the form of installments, the Committee may direct the Trustee to segregate in a separate account an amount equal to the lump sum value and to invest it in United States obligations or to deposit it in an interest-bearing savings account of any bank, including the Trustee's own banking department, or to deposit it in an interest-bearing savings account of a federal savings and loan association. If a separate segregated account is established, any interest received thereon shall be distributed with the final installment of benefits. In the event a Participant dies prior to complete distribution of the Participant's installments, the Participant's Beneficiary shall be entitled to the balance.

      (c) An annuity payable over the life of the Participant or the joint lives of the Participant and a designated Beneficiary with or without a period certain.

                                  11-1

     (d) A nontransferable deferred annuity contract purchased from a legal reserve life insurance company selected by the Committee, which provides for annuity payments to commence at the Participant's Normal Retirement Date. Any annuity contract distributed herefrom must be nontransferable and the terms of any annuity contract purchased and distributed by this Plan to a Participant or spouse shall comply with the requirements of this Plan.

     (e) Upon written request of the Participant or the Participant's Beneficiary, shares issued by a regulated investment company registered under the Investment Company Act of 1940, or shares of stock listed on a national stock exchange.

     (f) Upon written request of the Participant or the Participant's Beneficiary, approved by the Committee, in kind or any assets held by the Trustee as an investment, or partly in cash and partly in kind.

11.3  LATE RETIREMENT

      A Participant may remain in the employ of the Employer and, if he remains in the employ of the Employer, shall continue to be entitled to benefits/contributions according to the terms of this Plan beyond the Normal Retirement Date. If a Participant elects, he may commence distribution from the Plan at Normal Retirement Age.

11.4  TERMINATION PRIOR TO RETIREMENT

     (a) If a Participant ceases to be employed by the Employer for any reason other than retirement, military service, or death, the Committee shall certify that fact to the Trustee, giving the date of such termination. In this event, the Participant shall have a vested right in the account held for the Participant's benefit as determined under Article Five hereof. The benefits to which the Participant is entitled shall be provided by the value of the Participant's Account. The benefits shall only be distributed to the Participant under the provisions of Section 1.5(h). The cash surrender value of any insurance contracts insuring the Participant's life must be included in the value of the Participant's account.

     (b) The Trustee shall, as directed by the Committee, assign, transfer and set over to such Participant all contracts on the Participant's life in such form or with such endorsements, if any, as the Committee may, in Its discretion, direct, restricting the Participant to surrender, assign or otherwise realize cash on the contract or contracts prior to the Participant's Normal Retirement Date.

     (c) If the Participant and the Participant's spouse elect not to receive benefits in a form having the effect of a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Annuity, the Committee shall direct the Trustee to distribute the amount required from the Participant's Account, subject to the provisions of Sections 1.5(e) and 11.2 of this Plan.

                                     11-2

11.5  LEAVE OF ABSENCE AND MILITARY SERVICE

      (a) A Participant on temporary absence from the service of the Employer may, for purposes of this Article, be deemed to have continued in the employ of the Employer during such absence, provided such absence does not continue for a period longer than one (1) year, and further provided that such Participant shall pay all premiums necessary to keep policies in the Participant's account effective during such absence, if any are required. In granting temporary leaves of absence, the Employer shall not discriminate between the various Participants.

     (b) A Participant on temporary absence from the service of the Employer because of service in the Armed Forces of the United States shall be deemed to be continued in the employ of the Employer during such absence, provided that such Participant shall pay all premiums necessary to keep policies in the Participant's account effective during such absence, if any are required.

     (c) If any Employee or Participant on military leave voluntarily fails to return to employment within ninety (90) days after the Employee's or the Participant's discharge from the service, such facts shall be treated as though the Employee or the Participant had voluntarily left the employment of the Employer as of the date of discharge. In the event of death during such military service leave, it shall be treated as though the Employee or the Participant had died during employment with the Employer, and in the event of any Total Disability arising from military service, such disability shall be treated as though it were a Total Disability arising during employment, and all of the Participant's rights under the Plan shall become fully vested as of the date of inability to return to employment.

11.6  VALUE OF BENEFITS

      Any payment to any Participant, the Participant's Beneficiary or legal representative, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Committee and the Employer, any of whom may require such Participant, Beneficiary or legal representative, as a condition precedent to such payment, to execute a receipt therefor in such form as shall be determined by the Trustee, the Committee or the Employer, as the case may be. The Employer does not guarantee the Trustee, the Participants, former Participants or their Beneficiaries against loss of or depreciation in the value of any right or benefit that any of them may acquire under the terms of this Plan. All the benefits payable hereunder shall be paid or provided for solely from the Trust and the Employer does not assume any liability or responsibility therefor .

11.7  COMMENCEMENT OF BENEFITS

      Unless the Participant elects otherwise, distribution of benefits will begin as soon as administratively feasible but no later than the 60th day after the latest of the close of the Plan Year in which:

      (1) the Participant attains age 65 (or Normal Retirement Age, if earlier);

                                     11-3

      (2) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or,

      (3)   the Participant terminates service with the Employer.

      Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 12.8 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

      A Participant who elects to defer receipt of benefits may not do so to the extent that such deferral creates a death benefit that is more than incidental.

11.8  DISTRIBUTION OF BENEFIT RULES

      (a)  GENERAL RULES.
           -------------

           (1) Subject to Article Twelve, Joint and Survivor Annuity Requirements, the requirements of this Article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after December 31, 1984.

           (2) All distributions required under this Article shall be determined and made in accordance with the proposed regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

      (b)  REQUIRED BEGINNING DATE. The entire interest of a Participant must be
           -----------------------
distributed or begin to be distributed no later than April 1st of the calendar year following the calendar year in which the Participant attains age 70-1/2.

      (c)  LIMITS ON DISTRIBUTION PERIODS. As of the first distribution calendar
           ------------------------------
year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

           (1)  the life of the Participant,

           (2)  the life of the Participant and a designated Beneficiary,

           (3) a period certain not extending beyond the life expectancy of the Participant, or

           (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

                                   11-4

      (d) DEATH DISTRIBUTION PROVISIONS.
          -----------------------------

          (1)  Distribution beginning before death.  If the Participant dies
               -----------------------------------
after distribution of the Participant's interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

          (2)  Distribution beginning after death.  If the Participant dies
               ----------------------------------
before distribution of the Participant's interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with 11.8(d)(2)(i) or 11.8(d)(2)(ii) below:

               (i) if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31st of the calendar year immediately following the calendar year in which the Participant died;

               (ii) if the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with Section 11.8(d)(2)(i) above shall not be earlier than the later of (1) December 31st of the calendar year immediately following the calendar year in which the Participant died and (2) December 31st of the calendar year in which the Participant would have attained age 70-1/2.

               (iii) If the Participant has not made an election pursuant to this Section 11.8(d)(2) by the time of the Participant's death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31st of the calendar year in which distributions would be required to begin under this Section, or (2) December 31st of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31st of the calendar year containing the fifth anniversary of the Participant's death.

          (3) For purposes of Section 11.8(d)(2) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Section 11.8(d)(2), with the exception of Section 11.8(d)(2)(ii) therein, shall be applied as if the surviving spouse were the Participant.

          (4) For purposes of this Section 11.8(d), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

11.9  HARDSHIP WITHDRAWALS

      Subject to the options chosen in Article One, Section 1.5(k) in the event a Participant incurs a "hardship" prior to the occurrence of an event allowing distribution from this Plan, he

                                     11-5
may request a withdrawal from his Employee Deferral Account (including, if applicable, any earnings credited to a Participant's Account as of the end of the last Plan Year ending before July 1, 1989), for the following reasons:

     a) Medical expenses (not covered by insurance, described in Code Section 213(d)) incurred by the Participant, the Participant's spouse, or any dependents (as defined in Code Section 152) of the Participant or necessary medical expenses for aforementioned persons to obtain medical care (described in Section 213(d) of the Code).

     b) Purchase (excluding mortgage payments) of a principal residence for the Participant.

     c) Payment of tuition and related educational expenses for the next twelve months of post-secondary education for the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code Section 152).

     d) Payment of a sum of money in order to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

     e) Funeral expenses. The amount of the hardship withdrawal may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such hardship distribution.

     A Participant must file a written request for a withdrawal and establish, to the satisfaction of the Administrator, that he has a financial need. A financial need shall be deemed established if the following conditions exist:

     a) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; and,

     b) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable funds (nontaxable at the time of the loan) available through the provisions relating to Participants loans, if permitted in Article One of the Plan; and

     c) The Participant agrees and elects in a written agreement that all Employee Deferral Contributions shall be suspended for a 12-month period after the receipt of the hardship distribution; and

     d) The Participant agrees that Employee Deferral Contributions during the tax year immediately following the taxable year of the withdrawal may not exceed the $7,000 limit (as adjusted by the Secretary of the Treasury) less the amount of the Participant's Employee Savings Contributions made during the taxable year of the hardship distribution.

                                     11-6

11.10  IN-SERVICE DISTRIBUTIONS - WITHDRAWAL OF EMPLOYER CONTRIBUTIONS

       (1) If permitted by Section 1.5(i), the Committee may at any time permit any Participant to request in writing a withdrawal from the Participant's Account.

             (a) A request for a withdrawal shall be made, in writing, to the Administrator. The Administrator shall have absolute discretion in approving or denying the request and shall act in a uniform, and non-discriminatory manner. Any such request received by the Administrator shall be acted upon within sixty
(60) days of actual receipt.

             (b) The withdrawal shall not exceed the vested amount of the Participant's Account. Any amount withdrawn must have been in the Participant's Account and in the Trust for at least two (2) full years. If a Participant has sixty (60) months of Plan participation, he may withdraw monies in the Trust that have been in the Trust for less than a two (2) year period.

             (c) In the event the Administrator grants a request for such withdrawal, the Participant shall continue his participation in the Plan uninterrupted.

             (d) If an in-service distribution shall only be permitted in the event of a hardship, the requirements set forth in Section 11.9 shall apply.

       (2) If permitted by Section 1.5(j), a Participant may request a distribution subject to the provisions of Section 1.5(j) notwithstanding the provisions of Section 11.10(1).

11.11  LOANS TO PARTICIPANTS

       (a) If loans to Participants are permitted by the provisions of Section 1.6(b), loans shall be made available to all Participants and beneficiaries on a reasonably equivalent basis. Loans to Participants shall be governed by the written policies and procedures adopted by the Employer.

       (b) Loans shall not be made available to Highly Compensated Employees (as defined in Section 414(q) of the Code) in any amount greater than the amount made available to other Employees.

       (c) Loans must be adequately secured and bear a reasonable interest rate.

       (d) A Participant must obtain the written consent of the Participant's spouse, if any, to use of the Account Balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Account Balance is used for renegotiation, extension, renewal, or other revision of the loan.

                                     11-7

      (e) If a valid spousal consent has been obtained in accordance with
Section 11.10(d), then, notwithstanding any other provision of this Plan, the portion of the Participant's vested Account Balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account Balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan.

      (f) No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (b) one-half the present value of the nonforfeitable Account Balance of the Participant or, if greater, the total Account Balance up to $10,000.

          (1) For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of Employers described in Sections 414(b), 414(c), and 414(m) of the Code are aggregated.

          (2) Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly. All loans must be repaid over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire dwelling unit which within reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant.

          (3) An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this Paragraph.

          (4) Notwithstanding the foregoing, the Plan may make a loan for more than $50,000, however, such a loan shall limited by the Participant's vested interest in such Plan and shall be deemed a taxable event.

      (g) The Committee shall be responsible for administering the loan program and shall establish written procedures for the application process for loans, the basis on which loans will be approved or denied, the procedure for determining a reasonable rate of interest, the limitations on amount or type of loans offered, the types of collateral which may secure a loan, and the events constituting default and the steps that will be taken to preserve the Plan assets in the event of default.

11.12 REPAYMENT OF DISTRIBUTED BENEFITS

      (a) Any Participant who has received a distribution of the vested interest in his account due to the termination of employment with the Employer may repay the full amount of such distribution to the Plan if:

                                     11-8

          (1) the distribution was received in a Plan Year which commenced after December 31, 1975;

          (2) the distribution was less than the present value of the Participant's Account Balance when distributed;

          (3) the Participant resumes employment with the Employer covered under the Plan; and

          (4) the Participant repays the full amount of distribution before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the close of the first period of five (5) consecutive one-year Breaks in Service commencing after the distribution.

      Upon repayment of the distributed benefits, the Participant's Account Balances shall be recomputed by taking into account service performed by the Participant to which the repaid benefits are attributable, to the extent such service had been disregarded in determining the Account Balances because of the distribution.

      (c) No repayments under this Section shall be subject to the limitation on contributions stated in Section 4.19 of this Plan.

      (d) In the event of any other withdrawal, the repayment period shall be five (5) years after the date of the withdrawal.

11.13 TOTAL DISABILITY

      If a Participant suffers a Total Disability, said Participant shall be fully vested in his Participant Account and the Committee may either make a distribution in any mode described in Section 1.5(e) or may defer payment until the Participant's Normal Retirement Date.

11.14 CASH-OUTS

      In the event the value of a Participant's vested Account Balance derived from Employer and Employee contributions exceeds (or at any time exceeded) $3,500, any distribution of such Account Balance would be subject to Section 5.4 and 12.8 of the Plan.

      However, in the event that the value of a Participant's vested Account Balance derived from Employer and Employee contributions does not exceed (or at any time exceeded) $3,500, and the account balance is immediately distributable, the Account Balance may be distributed to the Participant upon termination of employment.

11.15 DIRECT ROLLOVER OF DISTRIBUTION

      (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner

                                     11-9
prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (b) Definitions.  The following definitions shall apply for purposes of
          -----------
this Section:

          (1)  Eligible rollover distribution: An eligible rollover distribution
               ------------------------------
is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (2)  Eligible retirement plan:  An eligible retirement plan is an
               ------------------------
individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (3)  Distributee: A distributee includes an Employee or former
               -----------
Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

          (4)  Direct rollover: A direct rollover is a payment by the Plan to
               ---------------
the eligible retirement plan specified by the distributee.

11.16 DISTRIBUTIONS PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER

      Notwithstanding any provisions in the Plan and this Article Eleven to the contrary, all distributions under this Plan and Trust shall be subject to the rights given to an "alternate payee" under a Qualified Domestic Relations Order (defined in Section 16.3 of the Plan). A distribution to an "alternate payee" shall be permitted upon the determination of qualification of a domestic relations order by the Plan Administrator in accordance with the established policy, regardless of whether or not there is a distributable event for the Participant. Such distribution may take place upon the "earliest retirement age," or if the policy permits, in the event that the Participant has not reached the earliest retirement age, pursuant to Code Section 414(p)(10). No amendment to the Plan shall be necessary to implement the rights of an alternate payee, in accordance with the foregoing; provided that the qualified order does not specifically require the Plan to be amended for special circumstances (for example, permitting the alternate payee to have individual investment direction of a segregated account).

                                     11-10

                                ARTICLE TWELVE

                               ANNUITY ELECTION

12.1  APPLICATION OF ARTICLE

      The provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 12.1.

12.2  QUALIFIED JOINT AND SURVIVOR ANNUITY

      If annuities are permitted as a form of benefit pursuant to Section 1.5(e) and unless an optional form of benefit is selected within the election period described in the second paragraph of Section 12.4(a)1, a married Participant's vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Account Balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan. Notwithstanding the foregoing, if this Plan accepts a transfer from another qualified plan which must be paid in the form of an annuity, such transferred amount will be paid as an annuity.

12.3  QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY

      Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before the annuity starting date then the Participant's vested Account Balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

12.4  DEFINITIONS FOR PURPOSES OF SURVIVOR ANNUITIES

      (a) Election period:  For purposes of the Pre-retirement Survivor Annuity,
          ---------------
the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account Balance as of the date of separation, the election period shall begin on the date of separation.

          For purposes of the Qualified Joint and Survivor Annuity, the election period shall mean the ninety (90) day period prior to the Annuity Starting Date.

          Pre-age 35 waiver:  A Participant who will not yet attain age 35 as of
          -----------------
the end of any current plan year may make a special qualified election to waive the Qualified Pre-retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Pre-retirement Survivor Annuity in such terms as are comparable to the explanation required under Section 12.5(a).

                                     12-1

Qualified Pre-retirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article.

      (b) Earliest retirement age:  The earliest date on which, under the Plan,
          -----------------------
the Participant could elect to receive retirement benefits.

      (c) Qualified election:  A waiver of a Qualified Joint and Survivor
          ------------------
Annuity or a Qualified Pre-retirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-retirement Survivor Annuity shall not be effective unless: (1) the Participant's spouse consents in writing to the election; (2) the Participant has designated a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (3) the spouse's consent acknowledges the effect of the election; and
(4) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

          Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section
12.5 below.

      (d) Spouse (surviving spouse): The spouse or surviving spouse of the
          ------
Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

          (1) Notwithstanding the above, a Qualified Joint and Survivor Annuity, or a Qualified Pre-retirement Survivor Annuity, will not be provided unless the Participant and spouse had been married throughout the one (1) year period ending on the earlier of (i) the Participant's "annuity starting date," or (ii) the date of the Participant's death; provided, however, that if a Participant marries within one (1) year before the "annuity starting date," and the Participant and the Participant's spouse in such marriage have been married for at least a one (1) year period ending on or before the date of the Participant's death, such Participant and such

                                     12-2
spouse shall be treated as having been married throughout the one (1) year period ending on the Participant's "annuity starting date."

      (e) Annuity starting date:  The first day of the first period for which an
          ---------------------
amount is paid as an annuity or any other form.

      (f) Vested Account Balance:  The aggregate value of the Participant's
          ----------------------
vested Account Balances derived from Employer and Employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to Employer Contributions, Employee contributions (or both) at the time of death or distribution.

      (g) Applicable Election Period:  In the case of an election to waive the
          --------------------------
Qualified Joint and Survivor Annuity form of benefit, the Annuity Election Period, or in the case of an election to waive the Qualified Pre-retirement Survivor Annuity form of benefit, the Survivor Annuity Election Period.

12.5  NOTICE REQUIREMENTS

      (a) In the case of a Qualified Joint and Survivor Annuity, the Committee shall, no less than 30 days and no more than 90 days prior to the annuity starting date, provide each Participant a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of a Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

      (b) In the case of a Qualified Pre-retirement Survivor Annuity as described in Section 12.3 of this Article, the Committee shall provide each Participant within the applicable period for such Participant, a written explanation of the Qualified Pre-retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 12.5(a) applicable to a Qualified Joint and Survivor Annuity.

      (c) The applicable period for a Participant is whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (ii) a reasonable period ending after the individual becomes a Participant; (iii) a reasonable period ending after the Annuity is no longer fully subsidized; (iv) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

      (d) For purposes of applying the preceding Section 12.5(c), a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after

                                     12-3
that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

      (e) Notwithstanding the other requirements of this Section 12.5, the respective notices prescribed by this Section need not be given to a Participant if (1) the Plan fully subsidizes: the costs of a Qualified Joint and Survivor Annuity or Qualified Pre-retirement Survivor Annuity and does not allow a married Participant to designate a nonspouse beneficiary. For purposes of this Section, a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

      (f) Effective January 1, 1994, if a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under IRS Reg. Section 1.411(a)-11(c) is given, provided that:

          (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (2) the Participant, after receiving the notice, affirmatively elects a distribution.

12.6  SAFE HARBOR RULES

      (a) This Section shall apply to a Participant in a profit sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible Employee contributions, as defined in Section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied: (1) the Participant does not or cannot elect payments in the form of a life annuity; and (2) on the death of a Participant, the Participant's vested account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant's designated Beneficiary. The surviving spouse may elect to have distribution of the vested account balance commence within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions. This Section shall not be operative with respect to a Participant in a profit sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of Section 401(a)(11) and Section 417 of the Code. If this Section is operative, then the provisions of this Article, other than
Section 12.7, shall be inoperative.

                                     12-4

      (b) The Participant may waive the spousal death benefit described in this Section at any time provided that no such waiver shall be effective unless it satisfies the conditions (described in Section 12.4(c)) that would apply to the Participant's waiver of the Qualified Pre-retirement Survivor Annuity.

      (c) For purposes of this Section, vested account balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate account balance attributable solely to accumulated deductible Employee contributions within the meaning of Section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, vested account balance shall have the same meaning as provided in Section 12.4(f).

12.7  TRANSITIONAL RULES

      (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) years of vesting service when the Participant separated from service.

      (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have the Participant's benefits paid in accordance with Section 12.7(d) of this Article.

      (c) The respective opportunities to elect (as described in Section 12.7(a) and Section 12.7(b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

      (d) Any Participant who has elected pursuant to Section 12.7(b) of this Article and any Participant who does not elect under Section 12.7(a) or who meets the requirements of Section 12.7(a) except that such Participant does not have at least ten (10) years of vesting service when the Participant separates from service, shall have the Participant's benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

          (1)  Automatic joint and survivor annuity.  If benefits in the form of
               ------------------------------------
a life annuity become payable to a married Participant who:

               (i) begins to receive payments under the Plan on or after Normal Retirement Age; or

               (ii) dies on or after Normal Retirement Age while still working for the Employer; or

                                     12-5

               (iii) begins to receive payments on or after the qualified early retirement age; or

               (iv) separates from service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

               then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

          (2)  Election of early survivor annuity.  A Participant who is
               ----------------------------------
employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before the Participant's death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

          (3)  For purposes of this Section 12.7(d):

               (i)  Qualified early retirement age is the latest of:

                    (a) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                    (b) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

                    (c) the date the Participant begins participation.

               (ii) Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with an survivor annuity for the life of the spouse as described in Section 2.41 of Article Two.

12.8  CASH-OUTS

      (a) If the value of a Participant's vested account balance derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the account balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution

                                     12-6
of such account balance. The consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Committee shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code, and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

      (b) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the account balance is immediately distributable. (Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section 12.2 of the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an Employee stock ownership plan as defined in Section 4975(e)(7) of the Code) within the same controlled group.

      (c) An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

      (d) For purposes of determining the applicability of the foregoing consent requirements to distribution made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested account balance shall not include amounts attributable to accumulated deductible Employee contributions within the meaning of Section 72(o)(5)(B) of the Code.

                                     12-7

                               ARTICLE THIRTEEN

                              PAYMENTS UPON DEATH

13.1  SELECTION OF BENEFICIARY

      If the Participant does not designate a Beneficiary, then the Committee shall select a Beneficiary in accord with the provisions of Section 2.6 to receive proceeds payable upon the death of such Participant and shall select any available method of payment. If the Beneficiary designated by the Participant is other than the Participant's spouse, the Participant must furnish to the Committee the written consent of the Participant's spouse in accordance with
Section 12.4(c) of the Plan.

13.2  PROCEDURE UPON DEATH

      (a) Subject to Article One, upon the death of a Participant, or a terminated or retired Participant for whom benefits are still held hereunder by the Trustee, the Beneficiary or legal representative of the decedent shall make an application for benefits to the Committee. If the application for benefits is granted, the Committee shall cooperate with the Beneficiary so that the Beneficiary may receive the benefits so held by the Trustee for such present or former Participant and shall suitably direct the Trustee as to the action to be taken by the Trustee hereunder. If the death of a Participant occurs prior to the Participant's Normal Retirement Date and before receipt of any payment hereunder, the benefit payable to the surviving spouse or other Beneficiary designated in accordance with the terms of the Plan shall be (i) the amount payable under any insurance and annuity contracts, and (ii) an amount equal to the Participant's Account and Employee Contribution Account not attributable to such insurance or annuity contracts. Such death benefit shall be incidental and shall take into account amounts paid as a Qualified Pre-Retirement Survivor Annuity or a Qualified Joint and Survivor Annuity, if applicable under the Plan.

      (b) The Committee shall direct the Trustee to distribute the benefits so determined to the Beneficiary designated, if any, otherwise to the surviving spouse of the deceased Participant, if any, otherwise to the executor or administrator of the Participant's estate in a form equivalent to a Qualified Pre-retirement Survivor Annuity, unless otherwise elected in accordance with Article Twelve hereof. If so elected, then such distribution shall be in the form of an optional mode in accordance with Section 11.2 of the Plan.

      (c) If the Participant dies after distribution of the Participant's interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

      (d) If the Participant dies before distribution of the Participant's interest commences, the Participant's entire interest will be distributed no later than five (5) years after the Participant's death unless distribution is made in accordance with the following options:

                                     13-1

          (i) if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made in substantially equal installments over the life or life expectancy of the designated Beneficiary commencing no later than one (1) year after the Participant's death;

          (ii) if the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the date on which the Participant would have attained age seventy and one-half (70-1/2), and, if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

      (e) For purposes of Section 13.2(d) above, payments will be calculated by use of the return multiples specified in Section 1.72-9 of the Regulations under the Code. Life expectancy of a surviving spouse may be recalculated annually, however, in the case of any other designated Beneficiary, such life expectancy will be calculated at the time payment first commences without further recalculation.

      (f) For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

13.3  PAYMENT OF TAXES

      If the whole or any portion of the Trust Fund shall become liable for the payment of any income, estate, inheritance or other tax, charge or assessment which the Trustee may be required to pay, the Trustee is hereby authorized to pay any such tax, charge or assessment from any money or other property held for the account of the person whose interest in the Trust Fund is still liable. At least ten (10) days prior to any such payment, the Trustee shall notify the Committee in writing of its intention to make such payment, and the Trustee may require such receipts, releases or other document from the taxing authority as it may deem necessary.

                                     13-2

                               ARTICLE FOURTEEN

                       SPECIAL RULES FOR TOP-HEAVY PLANS

14.  CONTINGENT RULES

     If the Plan is or becomes top-heavy in any Plan Year beginning after December 31, 1983, the provisions of Sections 14.1(a), 14.1(d) and 14.1(h) will supersede any conflicting provisions in the Plan.

     (a) For any Plan Year in which this Plan is top-heavy, the minimum vesting schedule of Section 1.4(c) will automatically apply to the Plan. In no event shall the vesting schedule in Section 1.4(c) fail to satisfy the requirements of Code Section 416(b). The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the Effective Date of
Section 416 and benefits accrued before the Plan became top-heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as top-heavy changes for the Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has Initially become top-heavy and such Employee's vested account balance attributable to Employer Contributions and forfeitures will be determined without regard to this Paragraph.

     (b) Except to the extent inconsistent with the provisions of this Section, the rules of Article Five shall apply for purposes of this Section. All Account Balances must be subject to the minimum vesting schedule including benefits accrued before January 1, 1984 and benefits accrued before the Plan becomes a Top-Heavy Plan.

     (c) In any Plan Year in which the Plan ceases to be a Top-Heavy Plan, the vesting schedule may change to the vesting schedule set forth in Section 1.4(b) herein. However, any portion of the Account Balance that was nonforfeitable before the Plan ceased to be a Top-Heavy Plan must remain nonforfeitable and any Participant with three (3) or more Years of Service must be given the option of remaining under the prior minimum vesting schedule set forth in this Article.
An election by the Participant will be in accordance with the period provided under Section 5.6 of this Plan.

     (d) Except as otherwise provided in Sections 14.1(f) and 14.1(g) below, the Employer Contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of the amount set forth in Section 1.3(j) or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer Contributions and forfeitures, which is allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or
(ii) the Participant's

                                     14-1
failure to make mandatory Employee contributions to the Plan, or (iii) Compensation less than a stated amount.

     (e) For purposes of computing the minimum allocation, Compensation shall mean 415 Compensation as defined in Section 4.19(m)(1) of the Plan. However, the Employer may elect, on a uniform, consistent and nondiscriminatory basis, to define Compensation for purposes of this Section 14.1(e) as W-2 Compensation.

          For purposes of determining who is a Key Employee, Compensation shall be defined as Code Section 415(c)(3) compensation, including within such compensation amounts contributed by the Employer pursuant to a cash or deferred arrangement.

     (f) The provision in Section 14.1(d) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year unless otherwise required by Section 1.3(c)(5) and Section 1.3(d)(3).

     (g) The provision in 14.1(d) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in Section 1.3(e) that the minimum allocation or benefit requirement applicable to Top-Heavy Plans will be met in the other plan or plans.

          (1) For purposes of this subsection, all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan.

          (2) This Paragraph shall not apply if the Plan is required to be included in an Aggregation Group and the Plan enables a defined benefit plan required to be included in such group to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

          (3) All Employer Contributions attributable to salary reduction, Participant deferral or similar arrangement shall be taken into account in determining minimum contributions under this Section.

     (h) With respect to limitation on Compensation, the Plan meets the requirements of this Paragraph if the Compensation of each Participant taken into account under the Plan does not exceed the first Two Hundred Thousand Dollars ($200,000.00) for each Top-Heavy Plan Year.

     (i) The limitation on Compensation shall be automatically adjusted in accordance with Regulations under Section 416 of the Code.

     (j) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under
Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

                                     14-2

14.2  NO IMPUTED SOCIAL SECURITY BENEFITS

      A Top-Heavy Plan shall not be treated as meeting the minimum vesting and benefit requirements under this Article unless such Plan meets the requirements without taking into account contributions or benefits under Chapters 2 or 21 of the Code, Title II of the Social Security Act, or any other Federal or State law.

14.3  COORDINATION OF TWO OR MORE PLANS OF EMPLOYER

      A minimum contribution equal to the amount stated in Section 1.3(k) shall be made for all eligible Non-Key Employees. In the event that no election has been made under Section 1.3(k), where the Employer maintains a defined benefit plan and a defined contribution plan, Non-Key Employees who participate under both plans will be entitled to a guaranteed minimum contribution equal to five percent (5%) of Compensation from the defined contribution plan on a non-integrated basis; however, if no defined contribution plan is maintained by the Employer, or if the required defined contribution plan contribution is less than five percent (5%) of Compensation, then Non-Key Employees will be entitled to guaranteed minimum benefits from the Employer's defined benefit pension plan.

14.4 BENEFITS NOT TAKEN INTO ACCOUNT FOR PURPOSES OF DETERMINING WHETHER SUCH PLAN IS A TOP-HEAVY PLAN

      In determining whether such Plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such Plan is a Top-Heavy Group), the following benefits shall not be taken into account:

      (a) Except to the extent provided in Regulations under the Code, any rollover contribution (or similar transfer) initiated by the Participant and made after December 31, 1983, to a Plan shall not be taken into account with respect to the transferee Plan; and

      (b) If any Participant is a Non-Key Employee with respect to the Plan for any Plan Year, but such Participant was a Key Employee with respect to such Plan for any prior Plan Year, the account of such Participant shall not be taken into account.

14.5  ADJUSTMENT TO SECTION 415 LIMITATIONS FOR TOP-HEAVY PLANS

      In any Plan Year in which the Plan is a Top-heavy Plan, and the Employer maintains both a defined benefit and a defined contribution plan, the Plan fractions, as set forth in the definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction hereof, shall be applied by substituting "1.0" for "1.25."

                                     14-3

14.6 EXCEPTION WHERE BENEFITS FOR KEY EMPLOYEES DO NOT EXCEED 90% OF TOTAL BENEFITS AND ADDITIONAL CONTRIBUTIONS ARE MADE FOR NON-KEY EMPLOYEES

      Plan Section 14.5 Shall not apply with respect to any Plan Year in which the Plan is a Top-Heavy Plan if the requirements of Sections 14.6(a) and 14.6(b) below are met with respect to this Plan:

      (a) With respect to minimum benefit requirements, the Employer Contributions for the Plan Year for each Participant who is a Non-key Employee shall not be less than four percent (4%) of such Participant's Compensation.

      Except to the extent inconsistent with the provisions of this subsection, the rules of Section 14.1 of this Plan shall apply for purposes of this subsection.

      (b) With respect to minimum total benefits for Key Employees, the Plan will meet the requirements of this Section if the Plan would not be a Top-Heavy Plan if "90%" were substituted for "60%" each place it appears in the definition of Top-Heavy Plan herein.

14.7  TRANSITIONAL RULE

      If, but for this Section, Section 14.5 would begin to apply with respect to any Plan Year in which the Plan is a Top-Heavy Plan, the application of
Section 14.5 shall be suspended with respect to any Participant so long as there are no Employer Contributions, forfeitures or voluntary nondeductible contributions allocated to such Participant.

14.8  TOP-HEAVY DEFINITIONS

      (a)  Top-heavy ratio:
           ---------------

           (1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the required or permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with
Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

           (2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained

                                     14-4
one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

          (3) For purposes of (a) and (b) above the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the Regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the Regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating Plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

               The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or
(b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

          (4) Permissive Aggregation Group: The required Aggregation Group of Plans plus any other plan or plans of the Employer which, when considered as a group with the required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

          (5) Required Aggregation Group: (1) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                                     14-5

          (6) Determination Date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

          (7) Top-Heavy Group: Any Aggregation Group if the sum (as of the Determination Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group, and
(ii) the aggregate of the accounts of Key Employees under all defined contribution plans included in such group, exceed sixty percent (60%) of a similar sum determined for all Employees, excluding former Key Employees. For purposes of determining the present value of the cumulative benefit for any Participant, or the amount of the account of any Participant, such present value or amount shall be determined in accordance with Regulations issued by the Department of Treasury and such present value or amount shall be increased by the aggregate distributions made with respect to such Participant under the Plan during the five (5) year period ending on the Determination Date.

               Account balances shall be determined as of the most recent valuation date occurring within a twelve (12) month period ending on the Determination Date and shall be adjusted for contributions due or made as of the Determination Date.

               If an Aggregation Group includes two (2) or more defined benefit plans, the same actuarial assumptions must be used with respect to all such plans and must be specified in such plans.

          (8) Top-heavy Plan shall mean for any Plan Year beginning after December 31, 1983, this Plan is top-heavy if any of the following conditions exists:

               (i) if the top-heavy ratio for this Plan exceeds 60 percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group of plans, or

               (ii) if this Plan is part of a required Aggregation Group of plans but not part of a permissive Aggregation Group and the top-heavy ratio for the group or plans exceeds sixty (60) percent, or

               (iii) if this Plan is part of a required Aggregation Group and part of a permissive Aggregation Group of plans and the top-heavy ratio for the permissive Aggregation Group exceeds 60 percent.

                                     14-6

                                ARTICLE FIFTEEN

                       AMENDMENT, TERMINATION AND MERGER

15.1  AMENDMENT OF PLAN

      The Employer shall have the right to amend this Plan from time to time, and to amend or cancel any amendments. Such amendments shall be stated in an instrument in writing, executed by the Employer in the same manner as this Plan. This Plan shall be amended in the manner and at the time therein set forth, and all Participants shall be bound thereby, subject to the following:

      (a) No amendment shall cause any of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries. The Trustee may however direct that assets be used to pay reasonable expenses of the Trust.

      (b) No amendment shall have any retroactive effect which deprives any Participant of any benefit already vested, except that such changes, if any, as may be required to permit the Plan to meet the requirements of the Code, or of the corresponding provisions of any subsequent revenue law, may be made to assure the deductibility for tax purposes of any Employer Contributions.

      (c) No amendment shall have the effect of reducing early retirement benefits or other optional retirement benefits under the Plan accrued to the date of the amendment for any Participant who at any time on or after the amendment satisfied the pre-amendment conditions for such benefits.

      (d) No amendment shall have the effect of eliminating "Code Section 411(d)(6) protected benefits" without preserving such benefits as of the later of the adoption or effective date of such amendment.

      (e) No amendment shall create or effect any discrimination in favor of Participants who are officers, shareholders or Highly Compensated Employees.

      (f) No amendment shall increase the duties or liabilities of the Trustee without the Trustee's written consent.

      (g) No amendment shall decrease a Participant's Account balance or eliminate an optional mode of distribution except to the extent permitted under
Section 412(c)(8) of the Code.

15.2  DISCONTINUANCE AND TERMINATION

      (a) This Plan is irrevocable and it is the expectation of the Employer that this Plan and the payment of contributions hereunder will be continued indefinitely, but continuance of the Plan is not assumed as a contractual obligation of the Employer, and the right is reserved at any time to reduce, suspend or discontinue contributions hereunder. In the event of a complete discontinuance of Employer Contributions, each Participant shall have a one hundred percent (100%) vested interest in his Account.

                                     15-1

      (b) The Employer may terminate this Plan at any time upon fifteen (15) days' written notice to the Trustee. Upon termination, or partial termination, of the Plan or upon complete discontinuance of contributions to the Plan, the entire interest of each of the Participants shall immediately vest one hundred percent (100%). The Trustee shall, with reasonable promptness, liquidate all assets remaining in the Trust. Upon the liquidation of all assets and after deducting estimated expense for liquidation and distribution, the Committee shall make the allocations required under Article Four, where applicable, with the same effect as though the date of completion of liquidation was an Anniversary Date of the Plan. Following these allocations, the Trustee shall promptly distribute to each former Participant a benefit equal to the amount credited to the Participant's accounts as of the date of completion of liquidation, after receipt of appropriate instructions from the Committee.

15.3  MERGER AND CONSOLIDATION

      In the event that this Plan merges or consolidates with, or transfers its assets or liabilities to, any other qualified plan of deferred compensation, no Participant shall, solely on account of such merger, consolidation or transfer, be entitled to a benefit on the day following such event which is less than the benefit to which the Participant was entitled on the day preceding such event. For the purpose of this Section, the benefit to which a Participant is entitled shall be calculated based upon the assumption that a Plan termination and distribution of assets occurred on the day as of which the amount of the Participant's entitlement is being determined.

                                     15-2

                                ARTICLE SIXTEEN

                           MISCELLANEOUS PROVISIONS

16.1  LIMITATION ON EMPLOYEES' RIGHTS

     Participation in this Plan shall not give any Employee the right to be retained in the Employer's employ or any right or interest in the Plan or Trust other than as herein provided. The Employer reserves the right to dismiss any Employee without any liability for any claim either against the Plan or Trust, except to the extent provided herein, or against the Employer.

16.2  NON-ASSIGNABILITY

     (a) The policies and benefits hereunder are intended for the protection of the Participants and their Beneficiaries. No retirement income insurance or annuity policy or Trust property shall be transferable except by the Trustee as directed by the Committee. No part of or interest in or under this Trust shall be transferable or assignable in any manner, either by voluntary or involuntary act of such Employee or Beneficiary or by operation of law, nor shall the same be liable or be taken for any debt, liability, contract or any other obligation of any such Employee or Beneficiary, except that the Committee may permit the voluntary, revocable assignment of up to ten percent (10%) of any benefit payment by any Participant who is receiving benefits under the Plan.

     (b) No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

16.3  QUALIFIED DOMESTIC RELATIONS ORDERS

     (a) In the case of any domestic relations order, regardless of whether such order is a "qualified domestic relations order," within the meaning of
Section 414(p) of the Code, received by the Plan, the Committee shall notify the Participant to whom the order relates and any "alternate payee" of the receipt of such order and the Plan's procedures for determining whether such order is a "qualified domestic relations order", within the meaning of Section 414(p) of the Code. Within eighteen 18 months after receipt of such order, the Committee shall determine whether such order is a "qualified domestic relations order," within the meaning of Section 414(p) of the Code, and shall notify the Participant to whom the order relates and each "alternate payee" of such determination.

     (b) During any period in which the issue of whether a domestic relations order is a "qualified domestic relations order," within the meaning of Section 414(p) of the Code, is being determined (by the Committee, by a court of competent jurisdiction or otherwise), the Committee shall direct the Trustee to segregate in a separate account in the Plan or in an escrow account the

                                     16-1
amounts which would have been payable to the "alternate payee" during such period if the order had been determined to be a "qualified domestic relations order," within the meaning of Section 414(p) of the Code. Such segregation is not required for amounts that would not otherwise be paid during the period of the determination.

     (c) If, within eighteen (18) months after receipt by the Plan of a domestic relations order, the order (or modification thereof) is determined to be a "qualified domestic relations order," within the meaning of Section 414(p) of the Code, the Committee shall direct the Trustee to pay the amounts segregated pursuant to Section 16.3(b) (plus any interest thereon) to the person or persons entitled thereto. If, however, within such eighteen (18) month period
(i) it is determined that such order is not a "qualified domestic relations order," within the meaning of Section 414(p) of the Code, or (ii) the issue as to whether such order is a "qualified domestic relations order" is not resolved, the Committee may direct the Trustee: (1) to return the segregated amounts to the Participant's (Non-alternate payee) Account(s) - in the case of an active Participant; (2) to set up an account for the benefit of the alternate payee for such money until such time the issue is resolved; or, (3) to pay the amounts segregated pursuant to Section 16.3(b) (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order, subject to the payee executing a release exempting the Plan and Trust from any future obligations resulting from the domestic relations proceedings. Any determination that an order is a "qualified domestic relations order" which is made after the close of such eighteen (18) month period shall be applied prospectively only.

     (d) The Committee shall establish reasonable procedures to determine whether domestic relations orders are "qualified domestic relations orders," within the meaning of Section 414(p) of the Code, and to administer distributions under "qualified domestic relations orders". Such procedures (i) shall be in writing, (ii) shall provide for the notification, at the address included in the domestic relations order, of each person specified in a domestic relations order as entitled to payment of benefits under the Plan of such procedures promptly upon receipt of the Plan of the domestic relations order and
(iii) shall permit an "alternative payee" to designate a representative for receipt of copies of notices that are sent to the "alternate payee" with respect to a domestic relations order.

     (e) To the extent provided in any "qualified domestic relations order," within the meaning of Section 414(p) of the Code, the former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of Sections 12.2 through Section 12.7 of this Plan (relating to Qualified Pre-retirement Survivor Annuities and Qualified Joint and Survivor Annuities) and, if married to the Participant for at least one (1) year, the surviving spouse shall be treated as meeting the requirements of Section 12.4(d) of this Plan.

     (f) Special Definitions - For purposes of this Section 16.3, the following terms are defined as follows:

          (1) "Alternate payee" shall mean any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to

                                     16-2
receive all, or a portion, of the Account Balances payable under this Plan with respect to such Participant.

          (2) "Domestic relations order" shall mean any judgment, decree or order (including approval of a property settlement agreement) which (A) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant and (B) is made pursuant to a State domestic relations law (including a community property law).

          (3) "Qualified domestic relations order" shall mean a domestic relations order which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the Account Balances payable with respect to a Participant under this Plan and which meets the requirements set forth in Sections 414(p)(2) and
(3) of the Code.

16.4  CONTINUATION OF BUSINESS

     In the event of the termination of the business conducted by the Employer for any reason, this Trust may be terminated unless a successor to such business, by whatever form or manner results, notifies the Trustee and all of the Participants that it elects to continue this Plan and Trust, in which event it shall continue without the necessity of executing a supplemental agreement. The successor shall thereupon succeed to all rights, powers and duties of the Employer hereunder, and the employment of any Participant who is continued in the employ of such successor shall not be deemed to have terminated or severed for any purpose hereunder. Notwithstanding the foregoing, the Trustee shall have the right at any time to require any such successor to execute a supplemental agreement continuing the Plan and Trust.

16.5  CONTRIBUTIONS NOT RECOVERABLE

     (a) It shall be impossible at any time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries for any part of the principal or income to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries. Under no circumstances or conditions whatsoever shall any Trust revert to or inure to the Employer's interest prior to the satisfaction of all liabilities under this Plan. Any cash or property of any kind in this Trust which is not payable to a Participant or to the Participant's Beneficiary or estate shall be applied by the Trustee toward the payment of the next succeeding premiums as they may become due. However, the Trustee may pay reasonable expenses relating to plan administration from the Trust assets.

     (b) Any contribution made by the Employer because of a mistake of fact may be returned to the Employer within one year of the contribution.

     (c) The Employer reserves the right to recover at termination of the Plan and Trust any balance remaining in the Trust which is due to erroneous actuarial computation. Further, amounts properly allocated to a suspense account may be returned to the Employer upon termination.

                                     16-3

     (d) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

16.6  PAYMENTS TO DISABLED PERSONS

     The Trustee may make payments or assign policies to Participants or Beneficiaries under disability by making said payment or assigning said policies to the conservator or guardian of the persons of such Employees or Beneficiaries without the intervention of any Court, and the Trustee is hereby exonerated of and from all liability or responsibility for or by reason thereof.

16.7  FIDUCIARY RESPONSIBILITY

     (a) Each Fiduciary of the Plan shall discharge the Fiduciary's duties solely in the interests of the Participants and their Beneficiaries. Each Fiduciary of the Plan shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in conducting an enterprise of like character and with like aims. Fiduciaries shall diversify Plan assets to minimize risk of large losses, unless under the circumstances it is clearly prudent not to do so.

     (b) A Fiduciary of the Plan shall be liable for the breach of the Fiduciary standard of conduct by another Fiduciary if the Fiduciary knowingly participates in a breach of such standard committed by the other Fiduciary. A Fiduciary of the Plan shall be liable for breach of the Fiduciary standard of conduct by another Fiduciary of the Plan if the Fiduciary knowingly undertakes to conceal a breach committed by the other.

          Except as otherwise allowed by law or provided in this Plan, a Fiduciary shall not cause the Plan to engage in a transaction if such transaction is not exempt from the prohibited transaction rules of ERISA and if the Fiduciary knows or should know that such transaction constitutes a direct or indirect:

          (1) Sale or exchange, or leasing, of any property between the Plan and a Party-in-Interest;

          (2) Lending of money or other extension of credit between the Plan and a Party-in-Interest;

          (3) Furnishing of goods, services, or facilities between the Plan and a Party-in-Interest;

          (4) Transfer to, or use by or for the benefit of, a Party-in-Interest, of any assets of the Plan; or

                                     16-4

          (5) Acquisition, on behalf of the Plan, of any Employer security or Employer real property in violation of Section 407(a) of ERISA.

     (d) Except as otherwise allowed by law or provided in this Plan, a Fiduciary shall not:

          (1) Deal with the assets of the Plan in the Fiduciary's own interest or for the Fiduciary's own account;

          (2) In the fiduciary, individual or in any other capacity, act in any transaction involving the Plan on behalf of a party (or represent a party) whose interests are adverse to the interests of the Plan or the interests of the Plan's Participants or Beneficiaries; or

          (3) Receive any consideration for the Fiduciary's personal account from any party dealing with the Plan in connection with a transaction involving the assets of the Plan.

16.8  CONDITIONAL CONTRIBUTIONS

     Notwithstanding anything to the contrary herein contained, as of July 1, 1976, contributions of the Employer shall be, and hereby are, made subject to the conditions that (i) the Plan and Trust qualify as a tax exempt Plan under
Section 401 of the Code and (ii) such contributions are deductible under Section 404 of the Code. In the event that it is determined that the Plan and Trust shall not so qualify, any contribution of the Employer made while the Plan and Trust shall not have qualified shall be repaid to the Employer, in whole or in part, by the Trustee within one (1) year after the date of the denial of qualification of the Plan and Trust. In the event that there is a determination that a deduction for the Employer's contribution shall be disallowed, the excess of such contribution over the amount that would have been contributed had there not occurred a mistake in determining the deductibility of the contribution shall be repaid to the Employer, in whole or in part, by the Trustee, within one
(1) year after the disallowance of the deduction. In the case of a contribution of the Employer which is made by reason of mistake of fact, the excess of such contribution over the amount that would have been contributed had there not occurred a mistake of fact shall be repaid to the Employer, in whole or in part, by the Trustee, within one (1) year after the payment of the contribution. With respect to contributions for which a deduction is disallowed (or could be disallowed) or made by reason of mistake of fact, (i) earnings attributable to the excess contribution shall not be returned to the Employer, (ii) losses attributable thereto shall reduce the amount to be repaid and (iii) if the repayment of the excess would cause the balance of a Participant's account to be reduced to less than the amount of the Participant's account had the excess contributions not been made, the amount of the repayment shall be limited to the excess of the excess contribution over the amount of the Participant's account had the excess contribution not been made. Any amounts repaid to the Employer by the Trustee pursuant to this Paragraph shall be repaid without liability therefor on the part of the Trustee, to any Participant, Beneficiary or any other person whomsoever.

                                     16-5

16.9  FORFEITURE OF BENEFITS UPON FAILURE TO LOCATE RECIPIENT

     In the event that the Committee, after reasonable effort, is unable to locate a Participant or Beneficiary entitled to a distribution of benefits hereunder, the Committee shall direct the Trustee that the amount that would otherwise be distributable be treated as a forfeiture. Should such Participant or Beneficiary subsequently notify the Committee of such individual's location and apply for benefits in accordance with Article Ten of the Plan, said Participant or Beneficiary may reclaim the amount which had been treated as a forfeiture hereunder. When said application to reclaim benefits is approved, the Committee shall direct that such amount, not including gains and losses that would otherwise be attributable thereto, be reinstated on behalf of such Participant or Beneficiary from Employer Contributions for the first Plan Year following such reclaim for which Employer Contributions are made. Distribution of such amount shall be made in accordance with Article Eleven of the Plan.

16.10  PARTICIPATING EMPLOYERS

     Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity, whether an Affiliated Employer or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by properly executing a document evidencing said intent and will of such Participating Employer to participate and by meeting the requirements set forth herein:

     (a) Each Participating Employer shall be required to select the same provisions as those selected by the Employer other than the Plan Year, the Fiscal Year, and such other items that must, by necessity, vary among employers.

     (b) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan, or amendments thereto.

     (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Accounts as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit. The Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

     (d) Any expenses of the Plan which are to be paid by the Employer or reimbursed to the Trust by the Employer shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

     (e) Each Participating Employer shall be deemed to be a part of this Plan and, unless indicated to the contrary, shall authorize the initial adopting Employer to act as its agent.

                                     16-6

     (f) Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of the Plan.

     (g) Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan at any time. The Participating Employer must deliver such notice of discontinuance or revocation in writing to the Trustee. The Trustee shall thereafter take such action as shall be necessary to transfer the Trust assets allocable to the Participants of such Participating Employer to the new retirement Trust established for such assets. No such transfer of assets shall be made in the event the newly established plan would eliminate or reduce any "Section 411(d)(6) protected benefits". In the event that the Participating Employer has not established a successor retirement trust, the assets allocable to the Participants of such Participating Employer shall be maintained in this Trust and distributed in accordance with Article Eleven hereof.

     (h) In the event a Participating Employer, which is a member of an affiliated group (as defined in Code Section 1504), is prevented from making a contribution which it would otherwise would have made under the Plan, then pursuant to Code Section 404(a)(3)(B), so much of the contribution of such Participating Employer may be made up by other Participating Employers, as may be decided by such other Employers. The Participating Employer(s) on whose behalf a contribution shall be made under this Section 16.10(h) shall not be required to reimburse the contributing Participating Employer(s).

16.11  HEADINGS NO PART OF AGREEMENT

     Headings and subheadings in this Plan are inserted for convenience of reference only. They constitute no part of the Plan.

16.12  INSTRUMENT IN COUNTERPARTS

     This Agreement has been executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same Instrument, which may be sufficiently evidenced by any one counterpart.

16.13  SUCCESSORS AND ASSIGNS

     This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

16.14  GENDER

     The masculine gender shall include the feminine, and where appropriate, the singular shall include the plural or the plural may be read as the singular.

                                     16-7

16.15  STATE LAW GOVERNS

     This Plan, and its corresponding Trust shall be construed, administered and governed in all respects under and by the laws of the State or Commonwealth in which the Employer's principal office is located, to the extent not pre-empted by federal law. If any provisions are susceptible to more than one interpretation, such Interpretation shall be given thereto as is consistent with this Plan being a qualified Plan of deferred compensation within the meaning of the Code, or corresponding provisions of subsequent revenue laws. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                                     16-8

Internal Revenue Service                   Department of the Treasury
District Director
EP/EO Division
2 Cupania Circle
Monterey Park, CA 91755-7406

Date:  April 22, 1994                      Advisory Letter Number:
                                                  V1950129
Dun & Bradstreet Pension Services          Type of Plan:
3415 Sepulveda Blvd., Suite 800                   401(k) Plan
Los Angeles, CA 90034                      Person to Contact:
                                                  David L. Beckerman
                                           Telephone Number:
                                                  213-725-0164
                                           Refer Reply to:
                                                  EP/EO:TB:TSS:DLB

Dear Applicant:


     We have reviewed the amendment to your specimen document identified above as part of our Volume Submitter Program. It is our opinion that the amended document meets the requirements of the Internal Revenue Code as amended by the Tax Reform Act of 1986.

     This opinion may change based on the release of temporary and/or final regulations or other enhancements of the tax law, which would affect deferred compensation plans issued after the date of this letter. In the event this occurs, you will be notified by this office of the need for amendments to your document.

     This letter relates only to the amendment to the form of the plan. It is not a determination of any other amendment or of the form of the plan as a whole, or on the effect of other Federal or local statutes.

     This letter covers the provisions of Revenue Procedure 92-41.

     The acceptability of the form of this document does not constitute a determination of the qualification of an adopting employer's plan under section 401(a) of the Internal Revenue Code, or of the exemption of the related trust or custodial account under section 501(a). The qualification of the adopting employer may also be affected by the options or variables selected by the employer.

     An employer adopting this specimen document who wants such a determination and reliance on the volume submitter letter must file Form 5307, Short Form Application For Determination For Employee Benefit Plan, with the Key District Director. Adopting employers must individually amend the plan to remain in compliance. A copy of this letter must be submitted with each application. Any alteration made to the specimen document after the date of this letter must be indicated in a cover letter.

     This letter supersedes our letter dated May 29, 1991.

     If you have any questions, please contact the person whose name and telephone number are shown above.

Sincerely,



Chief, Technical Branch
EP/EO Division
Los Angeles Key District

                                   EXECUTION
                                   ---------

     To record the adoption of this Plan, the Employer has caused this Plan to be executed on this 31st day of December, 1995.

                         Applied Micro Circuits Corporation

                         By:  /s/ JOEL HOLLIDAY
                            ----------------------------

                         By:  __________________________


_______________________
Counsel for the Company

                     RESOLUTION OF THE BOARD OF DIRECTORS
                                      OF
                      APPLIED MICRO CIRCUITS CORPORATION

     I, Joel O. Holliday, do hereby certify that I am the duly elected and acting Secretary of Applied Micro Circuits Corporation, a Corporation; that the following is a true and correct copy of action of the Board of Directors taken at a special meeting held on the 25th day of March __, 1996, at which meeting all Directors were then and there present and voting; said Resolution pertaining to the amendment of the Applied Micro Circuits Corporation 401(k) Employee Savings and Retirement Plan ("Plan") and its corresponding Trust; that said Resolution is in full force and effect and has not been amended as of the date of this Certificate, to wit:

          RESOLVED, that, due to a clerical error in the preparation of the documents adopted on December 31, 1995, the Amendment effective January 1, 1995 to the Plan be, and the same hereby is, adopted in the form attached hereto;

          FURTHER RESOLVED, that the proper officers of the Corporation be, and they hereby are, authorized and directed to execute all forms and documents (including the amendment instrument attached hereto) and to perform such other acts as they, in their discretion, deem necessary or desirable to effectuate the intent of the foregoing resolutions, and to secure approval from the proper government agency, if necessary, to the effect that the Plan, as so amended, continues to satisfy the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended.

          WHEREOF, I have hereunto set my hand this 25th day of March, 1996.

APPLIED MICRO CIRCUITS CORPORATION



By: /s/ JOEL HOLLIDAY
   ---------------------------------
   Joel Holliday

Title: V.P. Finance & Administration
       -----------------------------

                                   AMENDMENT
                                    TO THE
                      APPLIED MICRO CIRCUITS CORPORATION
                  401(K) EMPLOYEE SAVINGS AND RETIREMENT PLAN

     Pursuant to action of the Board of Directors of Applied Micro Circuits Corporation ("Employer") taken on March 25, 1996, it is hereby agreed that, due to a clerical error in the preparation of the documents adopted on December 31, 1995, the Applied Micro Circuits Corporation 401(k) Employee Savings and Retirement Plan and its corresponding Trust shall be amended to conform to the original plan specifications as follows:

     The first paragraph of Section 1.3(a) shall be amended to read:

     "COMPENSATION shall mean the total compensation paid to each Participant,
      ------------
     but shall exclude commissions, bonuses, and auto allowances."

     The effective date of this Amendment shall be January 1, 1995.

     DATED this 25th day of March, 1996

APPLIED MICRO CIRCUITS CORPORATION



By: /s/ JOEL HOLLIDAY
    --------------------------------
    Joel Holliday

Title: V.P. Finance & Administration
       -----------------------------

                     RESOLUTION OF THE BOARD OF DIRECTORS
                                      OF
                      APPLIED MICRO CIRCUITS CORPORATION

     I, Joel O. Holliday , do hereby certify that I am the duly elected and acting Secretary of Applied Micro Circuits Corporation, a California Corporation; that the following is a true and correct copy of action of the Board of Directors taken at a special meeting held on the 31st day of March, 1995, at which meeting all Directors were then and there present and voting; said Resolution pertaining to the amendment of the Applied Micro Circuits Corporation 401(k) Employee Savings And Retirement Plan ("Plan") to add the model language on annual compensation limit under Rev. Proc. 94-13 to comply with IRC Section 401(a)(17) as amended by OBRA `93; that said Resolution is in full force and effect and has not been amended as of the date of this Certificate, to wit:

     RESOLVED, that the Amendment effective January 1, 1994 to the Plan be, and the same hereby is, adopted in the form attached hereto;

     FURTHER RESOLVED, that the proper officers of the Corporation be, and they hereby are, authorized and directed to execute all forms and documents (including the amendment instrument attached hereto) and to perform such other acts as they, in their discretion, deem necessary or desirable to effectuate the intent of the foregoing resolutions, and to secure approval from the proper government agency, if necessary, to the effect that the Plan, as so amended, continues to satisfy the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended.

          WHEREOF, I have hereunto set my hand this 31st day of March 1995.

APPLIED MICRO CIRCUITS CORPORATION



By: /s/ JOEL HOLLIDAY
    --------------------------------

Title: V.P. Finance & Administration
       -----------------------------

                                   AMENDMENT
                                    TO THE
                      APPLIED MICRO CIRCUITS CORPORATION
                  401(K) EMPLOYEE SAVINGS AND RETIREMENT PLAN

     Pursuant to action of Applied Micro Circuits Corporation (herein referred to as "Employer") or its Board of Directors taken on the ____ day of ________19__, it is hereby agreed that the Applied Micro Circuits Corporation Savings And Retirement Plan shall be amended to add the model language under Rev. Proc. 94-13 to comply with IRC Section 401(a)(17).

     Section I.(k) shall be amended by the addition of the following paragraph as follows:

     "In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit shall be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA `93 annual compensation limit set forth in this provision.

     If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA `93 annual compensation limit is $150,000."

     The effective date of this Amendment shall be January 1, 1994.

     DATED this ___ day of __________, ____.


APPLIED MICRO CIRCUITS CORPORATION


By:_________________________

Title:______________________

                                  CERTIFICATE
                                      OF
                                      THE
                                   EMPLOYER

     Applied Micro Circuits Corporation, the Sponsoring Employer of the Applied Micro Circuits Corporation 401(k) Employee Savings and Retirement Plan hereby adopts the attached Participant Loan Policy in compliance with the Final Regulations issued by the Department of Labor and Section 72(p) of the Internal Revenue Code.

For the Employer:

By:__________________________________        Date:___________________

Approved By Plan Administrator:

By:__________________________________        Date:___________________

Approved By Loan Administrator:

By:__________________________________        Date:___________________

Internal Revenue Service                             DEPARTMENT OF THE TREASURY
District Director
2 Cupania Circle
Monterey Park, CA 91755
                                      Employer Identification Number:
Date:  Nov. 19, 1996                          94-2586591
                                      File Folder Number
Applied Micro Circuits Corporation            331015326
6195 Lusk Boulevard                   Person to Contact:
San Diego, CA  92121                          LINDA J. HELTON
                                      Contact Telephone Number:
                                              213-725-2531
                                      Plan Name:
                                              APPLIED MICRO CIRCUITS CORPORATION
                                              EE SAVINGS & RETIREMENT PLAN
                                      Plan Number:  001

Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b) (3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination letter is applicable for the amendment(s) adopted on 12-31-95, 03-27-96.

     This determination letter is also applicable for the amendment(s) adopted on 10-16-91, 03-31-95.

     This plan has been mandatorily disaggregated, permissively aggregated, or restructured to satisfy the nondiscrimination requirements.

     This plan satisfies the nondiscrimination in amount requirement of section
1.401 (a) (4)-l(b)(2) of the regulations on the basis of a design-based safe harbor described in the regulations.

     This letter is issued under Rev. Proc. 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

     This plan satisfies the nondiscriminatory current availability requirements of section 1.401(a)(4)-4(b) of the regulations with respect to those benefits, rights, and features that are currently available to all employees in the plan's coverage group. For this purpose, the plan's coverage group consists of those employees treated as currently benefiting for purposes of demonstrating that the plan satisfies the minimum coverage requirements of section 410(b) of the Code.

     This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by the Uruguay Round Agreements Act, Pub. L. 103-465.

     The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

     We have sent a copy of this letter to your representative as indicated in the power of attorney.

     If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

     This plan also satisfies the requirements of Code section 401(k).

                                             Sincerely yours,

                                             Steven A. Jensen
                                             District Director

Enclosure(s):
Publication 794
Addendum

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